EXHIBIT 10.20
DISTRIBUTOR AGREEMENT
This Distributor Agreement is made, effective as of the 24th day of January 2006 (the “Effective Date”), by and among Medtronic USA, Inc. (“Medtronic”) and VNUS Medical Technologies, Inc. (“VNUS”).
RECITALS
     a)    Medtronic. Medtronic is a Minnesota corporation with its principal place of business at 710 Medtronic Parkway, Minneapolis, MN 55432-5604. Medtronic is a leading manufacturer of medical technologies including products, therapies and services used to treat conditions such as heart disease, neurological disorders, and vascular illnesses. The maintenance of Medtronic’s reputation as the industry leader in performance and quality is a material element of this Agreement.
     b)    VNUS. VNUS is a Delaware corporation, with its principal place of business at 2200 Zanker Road, Suite F, San Jose, CA 95131. VNUS is in the business of manufacturing and selling products for minimally invasive treatment of venous disease. VNUS has an existing marketing and sales force which can economically and effectively address the Market Segment (as defined below).
NOW, THEREFORE, the parties agree as follows:
I. DEFINITIONS
Whenever the following terms appear capitalized in this Agreement they shall have the indicated meanings.
1.1    Market Segment and Territory. The terms “Market Segment” and “Territory” shall have the meanings described on Schedule 1.1, attached hereto and may be revised from time to time as mutually agreed in writing by Medtronic and VNUS.
1.2    Product(s). The terms “Product” or “Products” shall mean those Products described in Schedule 1.2 as amended from time to time (the “Products”).
1.3    User Warranty. The term “User Warranty” shall mean the written Medtronic warranty or disclaimer of warranty which accompanies the Product when sold to a customer as such warranty is established or revised by Medtronic from time to time, including all restrictions and limitations on damages and remedies.
1.4    Customer. The term “Customer” shall mean any potential or existing customer of Product in the Market Segment in the Territory except those existing Medtronic accounts that decline to be converted to VNUS accounts pursuant to Sections 2.5 and 2.6.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

II. APPOINTMENT OF DISTRIBUTOR
2.1    Appointment of VNUS as Distributor. Subject to the terms and conditions of this Agreement, Medtronic hereby appoints VNUS, and VNUS accepts such appointment, as Medtronic’s authorized exclusive distributor with the exclusive right (even as to Medtronic but subject to Sections 2.5 and 2.6 below) to promote, market, sell, and distribute Products in the Market Segment in the Territory. The parties acknowledge and agree that VNUS shall not sublicense any of its rights or obligations to distribute Products in the Territory.
2.2    Term. Subject to the termination provisions in Article 9, VNUS’ appointment shall be effective as of the Effective Date and shall continue for an initial term of five (5) years (the “Initial Term”). This Agreement will automatically renew for two (2) additional twelve (12) month terms (“Renewal Terms”) unless either party has given the other party written notice at least one hundred twenty (120) days prior to the end of either the Initial Term or the first Renewal Term that it intends to not renew the Agreement; provided, however, Medtronic may only give notice of non-renewal if VNUS fails to satisfy its Minimum Annual Quota pursuant to Section 3.15. As used in this Agreement, the Initial Term and any Renewal Term shall collectively be referred to as the “Term”.
2.3    Products. If Medtronic decides to cease manufacture and sale of any particular Product, Medtronic may delete such Product from Schedule 1.2, provided (i) Medtronic provides VNUS with at least ninety (90) days prior written notice of such proposed removal of a particular Product from Schedule 1.2, and (ii) such Product does not represent ten percent (10%) or more of VNUS’ averaged unit sales during the six consecutive months immediately preceding Medtronic’s written notice to VNUS of such proposed removal. Notwithstanding the removal of a particular Product from Schedule 1.2, VNUS shall have the right to continue selling its existing inventory of any such removed Product. At any time Medtronic may offer to add new products to those authorized for promotion and distribution by VNUS, and VNUS may elect whether or not to accept such new product (in which instance Schedule 1.2 shall be amended to add such new Product). Without limiting the foregoing, Medtronic shall promptly notify VNUS of any new U-CLIP technology-related products that are in development (or that otherwise become available to Medtronic) and are applicable for use in the Market Segment and Territory, and in accordance with the foregoing provision, VNUS may elect whether or not to accept such new product (in which instance Schedule 1.2 shall be amended to add such new Product). If VNUS elects not to accept such Product, Medtronic may, in its sole discretion, market such Product or seek and retain other distributors for such Product.
2.4    Direct Sales to New Customers. If Medtronic receives orders or requests for Products from New Customers, Medtronic will refer such Customers to VNUS for the sale. Sales by VNUS to Customers using Products in the Territory but outside the Market Segment (such as cardiac, bariatric and other non-vascular applications) will not be included in the total sales by VNUS for purposes of determining whether VNUS has met the Minimum Annual Quota pursuant to Section 3.15 for the period in which the sale is made.
2.5    Medtronic Limited Right to Sell in Market Segment. Notwithstanding VNUS’ appointment as the exclusive distributor of Product, Medtronic may sell Products in the Market Segment in the Territory if such Products are sold as part of a kit or other combination with another Medtronic product for use in a procedure in which the other Medtronic product is used. Medtronic may also sell Products in the Market Segment in the Territory solely to those existing Medtronic accounts that decline to be

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

converted to VNUS accounts pursuant to Section 2.6. Except for Medtronic’s limited foregoing right, Medtronic shall not sell in the Market Segment in the Territory any Products, either alone or in combination, that are used in arterial-venous access grafts (AVG), arterial-venous access fistulas (AVF), and peripheral bypass procedures.
2.6    Existing Medtronic Accounts. Medtronic shall, upon execution of this Agreement, provide to VNUS in writing a list of existing Medtronic accounts for Products that are within the VNUS Market Segment and Territory as defined in Schedule 1.1. It is understood and agreed by the Parties that VNUS shall affirmatively contact these accounts and offer to convert them to VNUS accounts.
III. DISTRIBUTOR’S RESPONSIBILITIES
     Subject to the other terms and conditions of this Agreement, VNUS shall perform the following responsibilities:
3.1    Promote and Sell. VNUS shall use commercially reasonable efforts to promote, sell and support the Products in the Market Segment in the Territory. Without limiting the generality or extent of the foregoing, VNUS and anyone acting on its behalf shall not knowingly make any false or misleading statements with regard to the Products of Medtronic or any of its competitors. All representations and claims that VNUS or any of its representatives makes with respect to the Products shall be fully consistent with all Medtronic labeling and shall conform to any commercially reasonable policies or guidelines that Medtronic may from time to time reasonably establish for its Products and inform VNUS in writing thereof.
3.2    Clinical Trials. Upon obtaining prior written approval from Medtronic, not to be unreasonably withheld or delayed, VNUS may conduct and participate in the design, implementation, analysis and publication of all studies and clinical trials associated with the Product(s) in the Market Segment in the Territory.
3.3    Facility and Staff. VNUS shall maintain a place of business sufficient to carry out its duties hereunder in a manner consistent with the standards commonly required of a company that sells medical devices of commercial potential similar to the Products. VNUS shall also maintain a trained sales staff that is (i) capable of promoting and selling the Products in a manner consistent with all applicable laws and regulations, (ii) trained on the use and function of the Products, and (iii) skilled and experienced in selling medical devices to the medical practice areas in which the Products are used within the Market Segments and the Territory. To assure that VNUS possesses thorough knowledge on the safe and effective use of the Products, VNUS shall participate in Product training courses as reasonably requested by it or by Medtronic pursuant to Section 4.4 below.
3.4    Inventory. VNUS shall maintain an inventory of Products reasonably necessary to fill its forecasted sales under this Agreement. To assure the effectiveness and quality of the Products, Medtronic may establish, and inform VNUS in writing of, reasonable policies or guidelines with regard to the rotation, storage, or shelf life of Products. VNUS shall use commercially reasonable efforts to comply with all such policies or guidelines and shall properly dispose of any Products (consistently with all applicable laws and regulations concerning waste and the environment) which are not useable as a result of the application of such policies or guidelines. Such policies may include a requirement for minimum

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

remaining shelf life at the time such Product is delivered to a Customer. In no event shall Medtronic be responsible to accept return of or reimburse VNUS as a result of any Product which becomes unusable due to the expiration of such minimum shelf life; provided, however, the foregoing limitation shall not apply to any Product that has a shelf life less than six (6) months when received by VNUS from Medtronic. All returned Products shall be dealt with pursuant to Medtronic’s Returned Inventory Policy which is attached hereto as Schedule 3.4, as amended from time to time.
3.5    Product In-Service. VNUS shall perform post-sale delivery, instruction, and training to Customers in a manner that is consistent with commercially reasonable standards or guidelines which Medtronic may from time to time establish and inform VNUS in writing thereof.
3.6    No Modification of Products. VNUS shall sell the Products only in the form, condition and packaging as provided or approved by Medtronic. VNUS shall not alter, modify or change any Product or its package without Medtronic’s prior written consent.
3.7    User Warranty Delivery to Customer. VNUS shall deliver to each of the Customers the User Warranty furnished by Medtronic with each Product, as revised from time to time.
3.8    Credit/Finance. VNUS shall make full payment to Medtronic of the purchase price for each shipment of Product and of any other payment obligations it owes to Medtronic when due. VNUS shall initially be granted credit terms of **** from date of receipt of invoice for its purchase of Product. Such credit terms are contingent upon VNUS’ continued material compliance with all of its monetary obligations to Medtronic. If, at any time in the reasonable opinion of Medtronic, VNUS’ creditworthiness has materially deteriorated, Medtronic may modify or terminate such credit terms; provided that such modification or termination shall not apply to any order which has been previously accepted by Medtronic.
3.9    Device Tracking. VNUS shall maintain a system to track each Product in accordance with applicable law, including 21 CFR 821, as amended, and such other reasonable requirements as Medtronic may from time to time establish with respect to Product tracking. Such system will, at a minimum, be able to track a Product to its final destination and shall have procedures in place which facilitate locating each Product shipped in the event customer notifications or product modifications are required. By the 15th of each calendar month during the term of this Agreement, VNUS shall provide Medtronic with a written report identifying all Products which were placed in service the preceding calendar month (“Product Tracking Report”). Such Product Tracking Report shall be in the form requested by Medtronic but at a minimum shall include the name of the Customer, the specific address where the Product was delivered, the date the Product was delivered, the serial number (if any), model and Product name. The tracking system and the records documenting the tracking shall be subject to audit by Medtronic at reasonable times upon reasonable notice. Upon termination or expiration of this Agreement, VNUS shall, at Medtronic’s request, deliver all then current records to Medtronic relating to the location of Products sold by VNUS in the Market Segment in the Territory.
3.10    Customer Complaints, Incident Reports, and Recalls. VNUS shall use diligent, commercially reasonable efforts to resolve all Customer complaints that relate solely to the quality of services provided by VNUS in connection with Products. VNUS shall refer all complaints relating to Products and all requests for service to Products to the Medtronic Product Complaint Coordinator at ****, or such other number as Medtronic may from time to time designate in writing to

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

VNUS. Medtronic shall resolve all such complaints and requests for service as soon as practicable using diligent, commercially reasonable efforts. VNUS shall immediately report to Medtronic any incident of which VNUS becomes aware that involves or may involve the failure or malfunction of a Product or might constitute a reportable event under 21 CFR Section 803 (Medical Device Reporting). Medtronic as the manufacturer of the Products shall be solely responsible for all medical device reporting to regulatory agencies with respect to the Products. In the event either party has reason to believe that one or more of the Products might be the subject of a recall or withdrawal from distribution, such party shall immediately notify the other. Any decision as to whether or not to initiate a recall or product replacement or product enhancement in accordance with Section 4.5, shall be Medtronic’s, in its sole discretion. If such recall is required because of the negligent act or wrongful omission of VNUS, then the costs and expenses of such recall shall be reimbursed by VNUS to Medtronic. VNUS shall provide, at Medtronic’s expense, assistance reasonably requested by Medtronic in connection with any reporting, recall, legal, or regulatory matter relating to the Products. If VNUS in good faith disagrees in writing with Medtronic’s decision not to withdraw or recall the Product, then VNUS may discontinue its distribution of such Product under this Agreement until the issue is resolved.
3.11    Restriction on Sales of Competitive Products.
a.) Restriction. VNUS, including without limitation its employees, officers, and agents, shall not sell, handle, promote, or be involved, directly or indirectly, in the offering for sale, promotion, or manufacture of any product which may be used in creating anastomoses or vascular approximation in the Territory (such product, a “Competitive Product”). If VNUS, upon Medtronic’s offer, elects to add a new Product to Schedule 1.2, VNUS shall have ninety (90) days after such amendment to cease distributing any Competitive Product to the new Product added to Schedule 1.2. Failure by VNUS to abide by the terms of this Section 3.11 shall be deemed a material failure of VNUS’ obligations under this Agreement; provided, however, VNUS may cure such failure immediately by ceasing to sell, distribute, and promote such Competitive Product.

b.) Duration of Restriction. The restriction contained in this Section shall continue for ****; provided, however, that if this Agreement is terminated by VNUS for Medtronic’s Breach under Section 9.1(c), the restriction shall end upon termination of the Agreement.
3.12    Accessories and Other Supplies. VNUS shall sell only Medtronic approved accessories, supplies and consumables for use with the Products. VNUS may seek Medtronic’s approval to sell other accessories, and such approval shall not to be unreasonably withheld.
3.13    Compliance with Laws and Medtronic Policies. VNUS recognizes that compliance with all applicable laws and maintaining a high standard of ethical behavior in the conduct of its activities under the Agreement is an essential requirement of this Agreement. VNUS, therefore, agrees as follows:
     (a) To comply with all applicable laws, rules, and regulations in its activities relating to the marketing, promotion, and sale of Products, including without limitation, those promulgated by the U.S. Food and Drug Administration as applicable to the Products,
     (b) To conduct all activities under this Agreement in accordance with the provisions of the Medtronic Code of Conduct and U.S. Business Conduct Standards attached hereto as Schedule 3.13 (the

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

“Medtronic Compliance Requirements”) as amended from time to time by Medtronic with written notice to VNUS,
     (c) To require its employees who interact with customers who purchase Products, or who are in a position to influence customer purchasing decisions regarding Products, to complete training on the Medtronic Compliance Requirements, and
     (d) To provide Medtronic access to VNUS’ relevant books and records relating to the sale of Products for the sole purpose of verifying VNUS’ compliance with the requirements of this Article 3, provided, such access shall be conducted after reasonable prior notice by Medtronic to VNUS during VNUS’ ordinary business hours and shall not be more frequent than twice during any calendar year.
Failure to comply with any requirement of this Article shall be deemed a material breach of this Agreement by VNUS and shall entitle Medtronic to terminate this Agreement in accordance with Section 9.1(b).
3.14    Exclusive Source for Medtronic Products. VNUS shall only sell Products obtained directly from Medtronic to Customers; that is, VNUS may not sell any new or used Product that has been obtained from any source other than Medtronic.
3.15    Purchase Quota. During the Term, VNUS shall purchase the minimum annual requirements specified in Schedule 3.15 (the “Minimum Annual Quota”), provided that Medtronic supplies on a timely basis the amounts of Product ordered by VNUS. The Minimum Annual Quota will be allocated over the applicable year in minimum quarterly amounts also specified in Schedule 3.15 (the “Minimum Quarterly Quota”). Subject to Section 5.6 and the remaining terms of this Section 3.15, if VNUS fails to purchase the Minimum Annual Quota in any contract year or the Minimum Quarterly Quota for any two consecutive quarters (whether or not the quarters are in the same contract year), that failure shall be deemed a material breach of the Agreement and Medtronic shall have the right to terminate this Agreement upon ninety (90) days written notice to VNUS; provided that VNUS may cure the breach within the ninety (90) day notice period by paying Medtronic an amount equal to **** of the amount by which VNUS failed to meet the applicable Minimum Quota. Waiver by Medtronic of its right to terminate this Agreement under this Section 3.15 in any one or more instance shall not be deemed a waiver of such right for any subsequent failure by VNUS to meet the Minimum Annual Quota or the Minimum Quarterly Quota. The parties agree that for **** of this Agreement, the Minimum Annual Quota will increase at a rate of **** year-over-year.
3.16    Product Sales Outside Market Segment or Territory. If VNUS receives orders or requests for Products from customers outside the Territory and Market Segment, VNUS will refer such customers to Medtronic for the sale. During the Term, VNUS shall not sell Products outside the Market Segment or Territory without Medtronic’s prior written consent which may be granted in Medtronic’s sole discretion.
3.17    Business Review. A VNUS representative shall meet quarterly with Vice President, Sales for Medtronic Cardiac Surgery (or such other person designated by Medtronic) to report on and discuss sales and operations during the prior quarter and discuss future objectives, plans and strategies.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IV. MEDTRONIC’S RESPONSIBILITIES
     Subject to the other terms and conditions of this Agreement, Medtronic shall undertake to perform the following responsibilities:
4.1    Manufacture and Provide Products. Medtronic shall use commercially reasonable efforts to manufacture (or have manufactured) the Products and shall supply the Products to VNUS, subject to availability, upon the terms and conditions of this Agreement. Products shall, at the time of delivery to VNUS, (i) have been manufactured in accordance with the specifications and all applicable laws and regulations including without limitation all FDA regulations and QSR and cGMP (as applicable); (ii) be sterile; (iii) have the standard minimum shelf life customarily applicable to such Products when sold by Medtronic; and (iv) be packaged in accordance with the Product labeling provisions of Section 4.2. Upon VNUS’ reasonable request, Medtronic shall provide access to Medtronic’s facilities that manufacture and distribute the Product; such access shall be conducted after reasonable prior notice by VNUS to Medtronic during Medtronic’s ordinary business hours and shall not be more frequent than twice during an annual period.
4.2    Product Labeling. All Product labeling shall be mutually acceptable to both parties and shall be in compliance with all Medtronic policies and all applicable laws and regulations. In order to minimize the potential for cross-selling in the Market Segment in the Territory, Products shall be labeled and packaged as VNUS product with VNUS look and styling, including different part numbers and statements that the Products were manufactured by Medtronic for distribution by VNUS.
4.3    Promotional Materials. Medtronic shall provide to VNUS such sales literature, advertising and promotional materials, and other information, programs, and sales support by VNUS in selling the Products. Notwithstanding the foregoing, VNUS may develop and/or use unique promotional materials and sales tools other than those supplied by Medtronic, provided VNUS has received Medtronic’s prior written approval, such approval not to be unreasonably withheld. Medtronic agrees to review all marketing and promotional materials within ten (10) business days after initial receipt from VNUS. If editing changes or approval are not received within the aforementioned period, Medtronic’s approval will be deemed granted. VNUS shall comply with applicable Medtronic policies with regard to the use of Medtronic’s copyright notice. Other than the cost for materials provided by Medtronic pursuant to this section, VNUS will be responsible for all expenses associated with its advertising and promotion of the Products, unless otherwise agreed to in writing prior to the expenditure.
4.4    Training and Support. Medtronic shall offer such general and specialized sales and technical training, materials and support as necessary to adequately train all appropriate VNUS personnel. The costs and expenses of training VNUS representatives shall be ****. Such clinical and technical support shall be provided by Medtronic to VNUS personnel at reasonable locations of VNUS’ choice, and shall include at a minimum (a) **** of technical and Product training of appropriate VNUS personnel during **** of this Agreement; (b) an additional **** of follow up training during the subsequent ****; and (c) appropriate training as the parties mutually determine is necessary for any and all new Products.
4.5    Product Changes. Medtronic may, at any time, modify, alter, change, or improve a Product. Any such change shall be effective sixty (60) days after Medtronic provides VNUS with a written notice

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to that effect however changes to a Product based upon requirements under applicable federal law or regulation shall not be subject to a sixty (60) day notice requirement.
4.6    Sales outside the Market Segment and Territory. Except as provided in Sections 2.5 and 2.6, in the event that either party becomes aware that Products are being sold or have been sold at any time within the previous six (6) month period by Medtronic or its distributors, licensees or agents in the Market Segment in the Territory, such party shall provide the other party with written notice of such sales activity. Medtronic shall cease such sales activity in the Market Segment and in the Territory within thirty (30) days of such notice. Within sixty (60) days of the foregoing written notice, Medtronic will compensate VNUS in an amount equal to **** of the sale price of all such products in the Market Segment in the Territory. Likewise, in the event that either party becomes aware that Products are being sold or have been sold at any time within the previous six (6) month period by VNUS outside the Market Segment and Territory, such party will provide written notice to the other party of any such VNUS sales activity outside of the Market Segment and Territory. VNUS shall cease such activity within thirty (30) days. Within sixty (60) days of the foregoing notice, VNUS will compensate Medtronic in an amount equal to **** of the sale price of all such products outside the Market Segment and Territory.
V. ORDERING; DELIVERY AND ACCEPTANCE
5.1    Initial Stocking Order. VNUS shall be entitled to purchase a one-time initial stocking order of Products at a **** discount off of the Product Transfer Price set forth in Schedule 6.1.
5.2    Purchase Orders. VNUS shall order Products from Medtronic by submitting written purchase orders identifying the number(s) and type(s) of Products ordered, the requested delivery date(s) and any additional information required to enable Medtronic to fill the order. All orders for Products will be pursuant to such standard terms as the parties may establish from time to time at the prices set forth in Section 6.1 below. All orders for Products will be subject to acceptance by Medtronic, provided Medtronic will not unreasonably reject any purchase order for Products that meet this Section 5.2 and is for a quantity of Products not in excess of **** of VNUS’ most recent forecast pursuant to Section 5.5. Medtronic will accept or reject each such order submitted by VNUS within ten (10) business days after receipt of the order. Accepted orders will be non-cancelable. For clarity, any documents submitted to Medtronic in addition to Medtronic’s standard terms are for informational purposes only and are not part of the terms of sale.
5.3    Delivery. Medtronic shall use commercially reasonable efforts to deliver accepted orders for Products on time pursuant to the purchase order. However, in no event shall Medtronic be responsible for any loss or damage which is claimed to have been caused by a delay in shipping an order, whether or not Medtronic may have been advised of the possibility of such loss or damages. Medtronic shall not be responsible for any loss or damage which is claimed to have been caused by a delay in shipping an order, whether or not Medtronic may have been advised of the possibility of such loss or damages, provided Medtronic performed its manufacture and delivery obligations with commercially reasonable care. Medtronic shall ship Product by a commercially reasonable carrier of VNUS’ choice. All Products shall be shipped to VNUS FOB (Incoterms 2000) Medtronic’s distribution facility. Title and risk of loss shall transfer to VNUS upon delivery of Product to the carrier for transport to VNUS.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.4    Inspection and Rejection.
     (a) Returned Goods. If any Product does not conform to the order or is defective at the time it was shipped to VNUS then VNUS may return the defective Product to Medtronic within thirty (30) days of receipt by VNUS; provided that VNUS (i) notifies Medtronic or such agent as Medtronic may designate, (ii) describes the defect or non-conformity, (iii) obtains approval for return in accordance with Schedule 5.4, and (iv) complies with such other return instructions as Medtronic may reasonably require. Upon receiving return authorization VNUS may ship the defective or non-conforming Product to the Medtronic location authorized by Medtronic, properly labeled, freight prepaid, and fully insured at face value. Subject to Medtronic’s right to verify that the Product was defective or non-conforming at the time of shipment to VNUS, Medtronic shall, at VNUS’ option, either replace the Product and reimburse VNUS for its out of pocket shipping and insurance expenses or refund the purchase price paid for by VNUS for the Product involved. In the event that VNUS elects replacement, Medtronic shall supply such replacement Product at no additional cost within fifteen (15) days of Medtronic’s receipt of such Product. In no event shall Medtronic be responsible to replace or refund for any Product (a) that has been damaged by abuse or misuse, (b) for which any unauthorized service or repair was performed or attempted, (c) that was repossessed, (d) has been used as a demonstration unit, or (e) was damaged by or during transport to VNUS. The repair and replacement provided for in this section shall be VNUS’ sole and exclusive remedy for any claim relating to any alleged defect or nonconformity in the Products. In the case of Product having latent defect(s) that are not reasonably detectable at the time of acceptance, VNUS may reject such Product by giving written notice to Medtronic of VNUS’ rejection of such Product within ten (10) days after discovery of such defects, but such notice may in no event be later than one (1) year after receipt of such shipment.
     (b) Notwithstanding anything to the contrary in Section 5.4(a), Medtronic shall not be responsible for replacing or refunding any Product (i) that has been damaged in transit by VNUS’ carrier or by abuse or misuse by VNUS or its agent or customer, (ii) for which any unauthorized service or repair was performed or attempted, (iii) that was re-processed, (iv) has been used as a demonstration unit, or (e) was damaged by or during transport to VNUS. The repair and replacement provided for in this Section 5.4 shall be VNUS’ sole and exclusive remedy for any claim relating to any alleged defect or nonconformity in the Products, but subject to Article 10.
5.5    Forecasts. VNUS will provide Medtronic with a **** month rolling non-binding forecast of Product purchases on a **** basis by ****.
5.6    Failure to Supply. If Medtronic fails to supply on a timely basis any material amounts of Product(s) ordered by VNUS, the parties shall confer in good faith to solve the supply problem and Medtronic shall use its best efforts to cure such problem and to keep VNUS informed on a regular basis until such cure is implemented. If Medtronic is forced to allocate production and distribution of the Products among its various distributors and customers, Products will be allocated to VNUS in a share proportional to that percentage of Medtronic’s total sales of the Product, which VNUS’ sales comprised in the preceding twelve (12) month period, with the exception of the initial twelve month period of this Agreement, which proportion shall be determined on the basis of projected twelve (12) month sales. If, as a result of such allocation, VNUS is unable to purchase on a timely basis the Minimum Annual Quota or Minimum Quarterly Quota (as applicable), the applicable Quota will be reduced by the amount of bona fide orders from VNUS that Medtronic is unable to fill.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

VI. PRICE AND RESALE TERMS
6.1    Product Transfer Pricing. For all orders of Product other than the initial stocking order pursuant to Section 5.1 above, Medtronic will charge VNUS the current list price for the Products, less the discount set forth on Schedule 6.1 (the result, the “Product Transfer Price”). The current list price for the Products is attached hereto in Schedule 6.1. All Product pricing information, including list price, distributor discount, and Product Transfer Prices, shall be deemed Confidential Information under this Agreement. The Product Transfer Prices set forth on Schedule 6.1 shall be applicable for **** following the Effective Date. After ****, the Parties agree that the Product Transfer Price may increase once every **** months for the remaining term of the Agreement, at a maximum rate of **** ..
     (a) Increased Product Transfer Prices will not apply to purchase orders accepted by Medtronic before the effective date of the price increase unless such orders provide for delivery more than thirty (30) days after the date of acceptance of the order. ****.
     (b) All listed Product Transfer Prices are exclusive of delivery charges, freight, insurance, state and local use, sales and similar taxes. When such charges apply they may appear as separate items on Medtronic invoices.
6.2    Resale Price. VNUS retains the sole and exclusive right to establish the prices at which it distributes and resells the Products in the Market Segment in the Territory, in its sole discretion.
VII. WARRANTY; DISCLAIMER; LIMITATION OF LIABILITY
7.1    Mutual Representation and Warranties. Each of Medtronic and VNUS represents and warrants to the other that as of the Effective Date (a) it has the full corporate power to enter into and perform this Agreement; and (b) this Agreement constitutes a legal, valid and binding obligation.
7.2    Medtronic Representations and Warranties. Medtronic represents, warrants, and covenants that:
     (a) at the time of shipment, Product supplied by Medtronic hereunder (i) shall meet the specifications provided by Medtronic for such Product, (ii) shall not be adulterated or misbranded within the meaning of the U.S. Federal Food, Drug and Cosmetic Act (the “Act”), and (iii) shall be manufactured in accordance with QSR and cGMP (as applicable) and as defined by the Act;
     (b) as of the Effective Date, (i) Medtronic has not granted any rights to any third party to promote or sell Products in the Market Segment in the Territory, and (ii) all Products listed on Schedule 1.2 have been approved by the FDA for sale and distribution in the Territory; and
     (c) during the Term, (i) neither Medtronic nor its affiliates shall, nor shall they cause, license, or permit others to, promote, license, sell or cause to be sold Products within the Market Segment in the Territory, except to the extent permitted under Section 2.6 hereto, and (ii) Medtronic shall obtain and

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

maintain all necessary approvals and clearances for all Products that are promoted and/or sold by VNUS in the Market Segment in the Territory.
7.2    VNUS Representations and Warranties. VNUS represents, warrants, and covenants that it will direct its sales and marketing personnel to promote and/or sell Products for use solely in the Market Segment in the Territory.
7.3    User Warranty. The User Warranty, attached hereto as Schedule 7.3, is the only warranty granted by Medtronic to a Customer of a Product covering such Product. Medtronic will provide a copy of the User Warranty with each Product sold hereunder to which it applies. In addition, Medtronic may supply VNUS with point-of-sale copies of the User Warranty for pre-sale disclosure to prospective users. VNUS shall comply with all applicable federal or state laws relating to disclosure of product warranties and limitations, including but not limited to those of the Federal Trade Commission. NO WARRANTY OTHER THAN THE USER WARRANTY IS EXPRESSED OR IMPLIED BY MEDTRONIC. MEDTRONIC SPECIFICALLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. The User Warranty shall be deemed to commence on the earlier of (1) the date VNUS delivered the Product to the Customer as reported to Medtronic in the monthly Product Tracking Report or (2) six (6) months from the date on which the Product was received by VNUS from Medtronic.
VIII. INTELLECTUAL PROPERTY
8.1    Rights to Intellectual Property. Except as expressly set forth in Section 8.2 below, VNUS shall have no right or license under this Agreement to utilize any information, know-how, proprietary data, trademarks, or patent rights which VNUS may have or may secure in the future relating to any of the Products, except as may be incidental only to the marketing, promotion, distribution and/or sale of the Products and the right to use such Products by VNUS’ Customers. VNUS may not reproduce any copyrighted material of Medtronic without the prior written consent of Medtronic.
8.2    Trademark Use. Subject to the terms and conditions of this Agreement, including with limitations of this Section 8.2 below, Medtronic hereby grants to VNUS a non-exclusive license under the Medtronic logos, trademarks, and service marks that appear on the Products or in any Medtronic-furnished marketing collateral specific to the Products (“Medtronic Marks”) in the Territory solely to market and promote the Products to the Market Segment in the Territory for the Term. VNUS shall not use Medtronic’s name, or any other similar name or any other trademark of Medtronic except in advertising, pamphlets, or other materials promoting the Products. VNUS may label the Products with the statement “Manufactured by Medtronic for Distribution by VNUS.” All such materials referencing Medtronic or Products must be approved in writing by Medtronic prior to their use or dissemination, such approval not to be unreasonably withheld. VNUS may not use Medtronic’s name or any of Medtronic’s trademarks in its corporate or business name, or in any other manner which Medtronic deems adverse to its interests. Use of any Medtronic trademark or trade name associated with the Products may be done only in accordance with usage guidelines as established by Medtronic from time to time. Upon the termination of VNUS’ appointment it shall immediately discontinue any further use or display of Medtronic trademarks, trade names or any mark or name (except as to sales of remaining inventory of Products as permitted in Section 9.3). VNUS shall notify Medtronic if it becomes aware of any unauthorized use of Medtronic trademarks or trade names or of the use of any mark or name which might

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

confuse the public.
IX. TERMINATION
9.1    Termination. This Agreement may be terminated prior to the expiration of its Term pursuant to any of the following provisions:
     (a) Failure to Satisfy Minimum Annual Quota or Minimum Quarterly Quota.
          (i) Subject to Section 3.15, and only after giving effect to any payment by VNUS to Medtronic pursuant to such Section 3.15, if VNUS does not satisfy the applicable Minimum Annual Quota or the Minimum Quarterly Quota for two consecutive quarters (but provided such inability was not caused by Medtronic failing to timely supply Products ordered by VNUS), Medtronic shall have the right to terminate the Agreement.
     (b) Breach of Agreement. If either party materially fails to perform an obligation or condition of this Agreement (other than VNUS’ failure to satisfy the Minimum Annual Quota and/or the Minimum Quarterly Quota) and fails to cure such default within sixty (60) days of receipt of written notice of such default from the other party specifying the nature of such default, then the party giving the notice may terminate this Agreement by sending a separate written notice of termination to the defaulting party. Any material violation of any material law or regulation applicable to this Agreement or any violation of the Medtronic Code of Conduct or U. S. Business Conduct Standards shall be deemed an incurable breach. In the event of a breach that cannot reasonably be cured within sixty (60) days of receipt of written notice of a breach, then the alleged breaching party shall have such additional time as necessary not to exceed an additional thirty (30) days (for a total of ninety [90] days) to cure the breach if the alleged breaching party (i) during such sixty (60) day period has submitted a plan, that if successfully carried out, would be effective in curing such breach, and has commenced execution of such plan, and (ii) diligently pursues such plan thereafter.
     (c) Bankruptcy. Either party may terminate this Agreement effective immediately upon delivery of written notice to the other party, if the other party (i) ceases to actively conduct its business, (ii) files a voluntary petition for bankruptcy or has filed against it an involuntary petition for bankruptcy, (iii) makes a general assignment for the benefit of its creditors, or (iv) applies for the appointment of a receiver or trustee for substantially all of its property or assets or permits the appointment of any such receiver or trustee who is not discharged within thirty (30) days of such appointment.
9.2    Effect of Termination. Upon the effective date of termination or expiration of VNUS’ appointment for any reason, VNUS shall immediately cease to be an authorized Medtronic distributor (except as to sales of remaining inventory of Products as permitted in Section 9.3 below) and there shall be nothing payable by either party except as may be due as a result of prior sales and these shall be paid as they become due. Either party may, at its option, cancel any outstanding orders for purchase which have not been shipped by the effective date of the termination. All obligations with respect to Confidentiality, return of intellectual property and other obligations which by their nature are continuing shall survive the termination of this Agreement. Neither party shall be liable to the other for damages of any kind resulting from or caused by said termination, including, but not limited to, damages related to losses through commitments on obligation or leases, loss of investment, or present or prospective profits,

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

inability to meet obligations, or any other causes or reasons whatsoever.
9.3    Repurchase/Sale of Inventory. Upon any termination of this Agreement, Medtronic shall have the right, exercisable in its sole discretion, to buy back from VNUS all or any of the Products owned by VNUS on the date of termination. The price Medtronic shall pay for the Products will be ****. Products repurchased from VNUS by Medtronic pursuant to this Section 9.3 shall be shipped promptly by VNUS as instructed by Medtronic, at Medtronic’s commercially reasonable expense, to a location specified by Medtronic. For a period not to exceed six (6) months from the date of termination, VNUS may in its sole discretion, sell or otherwise properly dispose of any Products which are not purchased by Medtronic, provided such sales and disposal are performed in accordance with the terms set forth in this Agreement.
9.4    Return of Materials. Upon termination of its appointment, VNUS shall immediately return to Medtronic all promotional and other Product related materials previously provided by Medtronic to VNUS (except for a reasonable quantity as needed by VNUS to sell the remaining inventory of Products, as permitted in Section 9.3). If VNUS has paid Medtronic for any of the materials returned, Medtronic shall reimburse VNUS the purchased price of such returned materials to the extent, and only to the extent that such materials are currently useable by Medtronic.
9.5    Non-solicitation. For a period of twelve (12) months after expiration or termination of this Agreement for whatever reason, VNUS will not solicit for employment, directly or through a third party agent, or hire any person who was a Medtronic Cardiac Surgery employee during the twelve months preceding the termination date of this Agreement. For a period of twelve (12) months after expiration or termination of this Agreement for whatever reason, Medtronic’s Cardiac Surgery business unit will not solicit for employment, directly or through a third party agent, or hire any person who was an employee of VNUS during the twelve (12) months preceding the termination date of this Agreement. Nothing contained in this Agreement will prevent either party from hiring any employee of the other party if the employee’s application for employment was in response to an advertisement of general circulation and such employee was not solicited by the hiring party directly or through a third party agent.
X. INDEMNITIES
10.1    Medtronic’s Indemnification. Medtronic shall indemnify, defend and hold harmless VNUS and each of its subsidiaries, officers, directors, employees, shareholders and distributors from and against and in respect of any and all assessments, losses, damages, liabilities, interest and penalties, costs and expenses (including, without limitation, reasonable legal fees and disbursements incurred in connection therewith and in seeking indemnification therefore, and any amounts or expenses required to be paid or incurred in connection with any action, suit, proceeding, claim, appeal, demand, assessment or judgment) finally awarded (“Indemnifiable Losses”), resulting from, arising out of, or imposed upon or incurred by any person to be indemnified hereunder by reason of any third party demands, claims, suits, actions or causes of action against such person based upon: (i) any breach of representation, warranty, covenant or agreement by Medtronic under this Agreement, (ii) Product Liability Damages with respect to the Products, or (iii) other negligence or intentional misconduct of Medtronic, provided that in no event shall Medtronic be liable for matters for which VNUS is responsible under Section 10.2 below or for punitive or exemplary damages. Medtronic shall maintain product liability insurance or self-insurance in such amounts as ordinary good business practice for its type of business would make advisable and shall upon

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

request provide VNUS with evidence of this coverage. “Product Liability Damages” means any liability, claim or expense, including but not limited to reasonable attorneys’ fees and medical expenses, arising in whole or in part out of claims of third parties for personal injury or loss of or damage to property relating to or arising out of the Products, whether based on strict liability in tort, negligent manufacture of product, or any other allegation of liability arising directly from the design, testing, manufacture, packaging, labeling (including instructions for use), or sale of the Products.
10.2    VNUS’ Indemnification. VNUS shall indemnify, defend and hold harmless Medtronic and each of its subsidiaries, officers, directors, employees, shareholders and suppliers from and against and in respect of any and all Indemnifiable Losses resulting from, arising out of, or imposed upon or incurred by any person to be indemnified hereunder by reason of any third party demands, claims, suits, actions or causes of action against such person based upon: (i) any breach of representation, warranty, covenant or agreement by VNUS under this Agreement, (ii) product claims whether written or oral, made or alleged to be made, by VNUS in its advertising, publicity, promotion, or sale of any Products where such product claims were not provided by or approved by Medtronic, (iii) negligent handling by VNUS of the Products or changes, additions or modifications to the Products by VNUS, (iv) Product Liability Damages with respect to the Products to the extent they are caused by the negligent or intentionally wrongful acts of VNUS, (v) Product Liability Damages caused by non-Medtronic products sold by VNUS, or (vi) other negligence or intentional misconduct of VNUS; provided that in no event shall VNUS be liable for matters for which Medtronic is responsible under Section 10.1 above or for punitive or exemplary damages. VNUS shall maintain liability insurance or self-insurance in such amounts as ordinary good business practice for its type of business would make advisable and shall provide Medtronic with evidence of this coverage.
10.3    Procedure. If a claim by a third party is made and a party (the “Indemnitee”) intends to claim indemnification under this Article 10, the Indemnitee shall promptly notify the other party (the “Indemnitor”) in writing of any claim in respect of which the Indemnitee or any of its subsidiaries, directors, officers, employees, shareholders, suppliers or distributors intends to claim such indemnification and the Indemnitor shall have sole control of the defense and/or settlement thereof, provided that the Indemnitee may participate in any such proceeding with counsel of its choice at its own expense. The indemnity agreement in this Article 10 shall not apply to amounts paid in settlement of any Indemnifiable Losses if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver written notice to the Indemnitor within a reasonable time after the commencement of any such action, if adversely prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 10, but the omission to so deliver written notice to the Indemnitor shall not relieve the Indemnitor of any liability that it may otherwise have to any Indemnitee other than under this Article 10. If the Indemnitor fails to provide defense of the claim, and diligently defend or settle the same, the Indemnitee may defend or settle the claim without prejudice to its rights to indemnification hereunder. The Indemnitee under this Article 10, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives and provide full information in the investigation of any Indemnifiable Losses covered by this indemnification.
10.4    Patent. Medtronic shall indemnify, defend and hold harmless VNUS from any cost, expense, liability or damage to the extent that it is based upon a claim that any Product purchased or sold by VNUS infringes a patent of the United States (or the manufacture or use of such Product infringes such a patent); provided that VNUS shall promptly notify Medtronic of such claim, permit Medtronic to assume control

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of the defense of such claim, and fully cooperate in the defense of such claim. If the use or sale of a Product is enjoined by order or settlement, then Medtronic shall have the option to (1) procure for VNUS the right to continue using or selling the Product, (2) replace the Product with a non-infringing Product or to modify the Product, (3) modify the Product so it becomes non-infringing, or (4) accept return of the infringing Product and grant VNUS a credit for VNUS’ purchase price of such Product. The foregoing shall be the entire liability of Medtronic for patent infringement by Products furnished hereunder.
THIS SECTION 10.4 STATES MEDTRONIC’S TOTAL RESPONSIBILITY AND LIABILITY, AND THE VNUS’ SOLE REMEDY, FOR ANY ACTUAL OR ALLEGED INFRINGEMENT OF ANY PATENT, TRADEMARK OR COPYRIGHT BY ANY PRODUCT DELIVERED HEREUNDER OR ANY PART THEREOF. THIS ARTICLE IS IN LIEU OF AND REPLACES ANY OTHER EXPRESS, IMPLIED OR STATUTORY WARRANTY AGAINST INFRINGEMENT. IN NO EVENT SHALL MEDTRONIC BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES RESULTING FROM ANY SUCH INFRINGEMENT.
10.5    LIMITATION OF LIABILITY
     IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER FOR COSTS OF PROCUREMENT OF SUBSTITUTE GOODS BY ANYONE. IN NO EVENT SHALL EITHER PARTY BE LIABLE TO THE OTHER PARTY OR ANY OTHER PERSON FOR ANY SPECIAL, CONSEQUENTIAL, INDIRECT OR INCIDENTAL DAMAGES, HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY ARISING OUT OF THIS AGREEMENT, AND WHETHER OR NOT SUCH PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGE. THESE LIMITATIONS SHALL APPLY NOTWITHSTANDING ANY FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY PROVIDED HEREIN. NOTWITHSTANDING THE FOREGOING PROVISIONS OF THIS SECTION, THE LIMITATIONS OF LIABILITY SET FORTH IN THIS SECTION SHALL NOT APPLY TO (i) CLAIMS ARISING UNDER ARTICLE 8 (INTELLECTUAL PROPERTY) OR (ii) THIRD PARTY CLAIMS FOR PERSONAL INJURY, DEATH OR PHYSICAL DAMAGE TO PROPERTY WHICH ARE SUBJECT TO THE INDEMNIFICATION PROVISIONS OF ARTICLE 10.1 OR 10.2.
XI. CONFIDENTIAL INFORMATION
11.1    Definition. A party’s “Confidential Information” is defined as any information of one party (the “Disclosing Party”) that is disclosed to the other party (the “Receiving Party”), including without limitation, technical product data, business plans, product pricing, sales goals, marketing information and other information not generally available to the public. Notwithstanding anything to the contrary in this Agreement, Confidential Information does not include information that (a) is already known by the Receiving Party at the time of disclosure by evidence of such Receiving Party’s written records; (b) becomes, through no act or fault of the Receiving Party, publicly known; (c) is received by the Receiving Party without restriction on the Receiving Party’s disclosure or use, from a third party which itself had no obligation to keep such information confidential; or (d) is independently developed by the Receiving Party without access or reference to the Confidential Information of the Disclosing Party.
11.2    Restrictions. Each party shall maintain in confidence any Confidential Information received

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

from the other party or, in the case of Medtronic, of any of its suppliers or purchasers during the Term and shall not publish, disseminate, or disclose such Confidential Information except to the extent necessary to carry out its duties hereunder without the express written permission of the Disclosing Party. Each Receiving Party shall use at least the same degree of care to protect the Confidential Information of the Disclosing Party as it does to protect its own Confidential Information and in all cases shall use commercially reasonable efforts to protect such information. This obligation of confidentiality shall expire five (5) years after the termination or expiration of this Agreement.
11.3    Exceptions. A party may disclose Confidential Information of the other party to the extent required to be disclosed by a court or governmental agency pursuant to a statute, regulation, or valid order; provided, however, that the Receiving Party first notifies the Disclosing Party and gives the Disclosing Party the opportunity to seek a protective order, or to contest such required disclosure.
11.3    Return of Confidential Information. All Confidential Information shall be returned to the Disclosing Party at the request of the Disclosing Party upon the termination or expiration of this Agreement.
XII. GENERAL PROVISIONS
12.1    Independent Contractor Relationship. VNUS is and shall remain an independent contractor and is not and shall not be deemed to be an employee, joint venturer, partner, or franchisee of Medtronic for any purpose. Accordingly, VNUS shall be exclusively responsible for the manner in which it performs its duties under this Agreement and for the profitability or lack thereof of its activities under this Agreement. All financial obligations associated with VNUS’ business are the sole responsibility of VNUS. VNUS does not have, and shall not represent itself as having, any right or authority to obligate or bind Medtronic in any manner whatsoever.
12.2    Waivers. Failure of either party at any time to require strict performance of the other party of the provisions of this Agreement shall not act as a waiver of such provisions, nor shall the waiver of a breach of the Agreement by either party constitute a waiver of such provision for any subsequent breach.
12.3    Entire Agreement and Modifications. This Agreement, together with its schedules, exhibits and addendums, if any, contains the entire and only agreement between the parties with respect to the sale and purchase of Medtronic products. Any representations or terms and conditions not incorporated in this Agreement shall not be binding upon either party. No attempted modification of this Agreement shall be binding upon either party unless in writing and signed in the same manner as the original Agreement. If any provision of this Agreement is held to be invalid, it shall not affect the enforceability of the remaining provisions.
12.4    Assignment. VNUS may not transfer, assign, nor delegate the rights or the duties of this Agreement without the prior written consent of Medtronic. Notwithstanding the foregoing, either party may assign its rights and obligations under this Agreement with the prior written consent of the non-assigning party, such consent not to be unreasonably withheld or delayed, to any person or entity with which such party is merged or by which it is acquired or which purchases all or substantially all of its assets or stock; provided, if the non-assigning party does not give its consent, this Agreement is automatically terminated at the time of the merger, acquisition, or sale, as applicable.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.5    Governing Law. This Agreement and the relationship between the parties shall be governed by the laws of the State of New York, without giving effect to its conflicts of law provisions.
12.6    Dispute Resolution. All disputes and disagreements between the parties arising out of or relating to any provision of this Agreement or the breach, termination, or validity thereof, shall be resolved in accordance with the following provisions:
a)	For any dispute that cannot be resolved in the normal course of business, the parties shall attempt in good faith to resolve such dispute by negotiation between senior level executives who have authority to settle the controversy and who are at a higher level of management than the persons with direct responsibility for administration of this Agreement. Any party may give the other party written notice that a dispute has not been resolved in the normal course of business.

b)	Any dispute which has not been resolved within a reasonable time by negotiation under subsection (a), above, shall be resolved through binding arbitration in accordance with the Center for Public Resources Non-Administered Arbitration Rules in effect on the date of this Agreement. Unless the parties agree otherwise, the arbitration shall be conducted by three independent and impartial arbitrators who shall be appointed by CPR in accordance with CPR’s rules governing the arbitration. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. 1-16. The place of arbitration shall be New York County, New York, USA and shall be conducted in the English language. The arbitrators are not empowered to make any award in excess of compensatory damages and each party hereby irrevocably waives any right to recover such damages with respect to any dispute resolved by arbitration. Any judicial proceeding to enforce a decision of the arbitrators under this Agreement shall be instituted and conducted in U.S. District Court in New York County, New York, U.S.A.

c)	The statute of limitations of the State of New York applicable to the commencement of a lawsuit shall apply to the commencement of an arbitration hereunder.

d)	All negotiations pursuant to this Section 12.6 are confidential and shall be treated as compromise and settlement negotiations for purposes of applicable rules of evidence.
12.7    Force Majeure. If the performance of any obligation of this Agreement except for the payment of money is prevented, restricted, or interfered with by reason of strike, labor dispute, natural disaster, war, the acts of government or any other cause outside the reasonable control of the parties, then the party so affected shall give prompt notice to the other party and shall be excused from such performance to the extent made necessary by such event.
12.8    Notices. Any notice required or permitted by this Agreement shall be in writing and shall be sent by prepaid registered or certified mail, return receipt requested, internationally recognized courier or personal delivery, or by fax with confirming letter mailed under the conditions described above in each case addressed to the other party at the address shown below or at such other address for which such party give notice hereunder. Such notice shall be deemed to have been given when delivered:
If to Medtronic:

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Medtronic USA, Inc.
7601 Northland Drive North
Minneapolis, MN 55428
Attn: VP and General Manager, Cardiac Surgery
With a copy to:
Medtronic USA, Inc.
7601 Northland Drive North
Minneapolis, MN 55428
Attn: VP and Senior Counsel, Cardiac Surgery
If to VNUS:
VNUS Medical Technologies, Inc.
2200 Zanker Road, Suite F
San Jose, CA 95131
Attn: Chief Financial Officer
12.9    Counterparts. This Agreement may be executed in counterparts, each of which will be considered an original, but all of which together will constitute the same instrument.
Signature Page to Follow
IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first written above.

MEDTRONIC, INC.	VNUS MEDICAL TECHNOLOGIES, INC.

/s/ Clifton W. Owens	/s/ R. McCrae

Name	Name

Vice President & General Manager RST	VP, Bus. Dev. & Mfg.

Title	Title

January 24, 2006	1/25/06

Date	Date

Attachments: Schedules

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1.1
MARKET SEGMENT & TERRITORY
Market Segment
All vascular surgery procedures.
Exclusions: All non-vascular surgical procedures.
Territory
Entire United States
Exclusions:
Markets outside the United States

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 1.2
U-CLIP™ PRODUCTS

UCLIP™ Anastomotic Devices
All U-CLIP™ 2 - pack configurations are shipped as 24 packs per carton, all 8 - pack configurations are shipped as 18 packs per carton.

Product Order		U-CLIP™ Count
Number	Product Description	(clips per carton)

****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****
****	****	****

UCLIP™ Anastomotic Miscellaneous Products

****	****	****

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 3.13
MEDTRONIC CODE OF CONDUCT
AND
U.S. BUSINESS CONDUCT STANDARDS
(attached)

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Code of Conduct

Compliance With The Law	2

Employee Responsibility	2

Improper Payments	2

Customer Relationships	2

Fair Dealing	3

Recordkeeping	3

Antitrust/Competition	4

Export Controls, Economic Sanctions,
and International Boycotts	4

Conflict of Interest	4

Insider Trading	5

Intellectual Property and Confidential Information	5

Corporate Opportunities	6

Protection and Proper Use of Company Assets	6

Clinical and Regulatory Affairs	6

Quality	6

Environmental Management	6

Safety and Health	7

Productive Work Environment	7

Political Activity	7

People Acting on Behalf of Medtronic	7

Government, Analyst, and Media Inquiries	7

Code of Ethics For Senior Financial Officers	7
****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Code of Conduct

Medtronic’s reputation throughout the world for legal, moral, and ethical behavior is one of our most valuable assets. This reputation has been built upon a policy of strict compliance with the law and the conduct of the business with the highest standards of moral and ethical behavior. Medtronic’s Mission Statement and our code of business conduct (the “Code”) provide the guidance essential to the successful global operation of Medtronic. Together, they reflect our shared values and our collective commitment to Medtronic’s standards.
The Code is intended to inform employees of their legal and ethical obligations to Medtronic and our customers. Given the legal and regulatory complexity of the markets in which we do business, the Company has also distributed Business Conduct Standards which set forth legal compliance requirements on a local country basis. In addition, Medtronic’s Chief Executive Officer, Chief Financial Officer, Corporate Controller and Treasurer are subject to additional policies set forth in Medtronic’s Code of Ethics for Senior Financial Officers, which is part of this Code.
Each supervisor and manager is responsible for ensuring employee understanding and compliance with the Code and applicable Business Conduct Standards. Key management employees will be required each year to confirm that they are not aware of unreported violations of the Code or the relevant Business Conduct Standards and to ensure that appropriate training on Code responsibilities has been properly communicated to each management employee under their direction.
No Code or Business Conduct Standards can cover every possible business situation which may arise in the complex regulatory environment in which Medtronic operates. If you have any doubts or concerns regarding the Code or any conduct, please review these issues with your local management or Medtronic Legal Counsel. You may also contact the Chief Compliance Officer or use the “Compliance Line” described in the Code.
Medtronic considers compliance with this Code to be vital. The Company’s reputation for quality products and high standards and our passion for the Medtronic Mission Statement can only be maintained by consistently honest and ethical dealings. All employees of Medtronic and its subsidiaries around the world must adhere to this Code and the applicable Business Conduct Standards.
Arthur D. Collins, Jr.
Chairman and CEO
****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Code of Conduct

COMPLIANCE WITH THE LAW
Medtronic and its employees shall comply with all applicable laws and regulations. If it is not possible for Medtronic to participate successfully in any business segment in any part of the world while complying with this policy, Medtronic will not participate in that business segment.
EMPLOYEE RESPONSIBILITY
Employees are expected to know and follow the laws of each relevant market in which Medtronic does business. Employees are also expected to comply with the provisions of this Code and the relevant Business Conduct Standards. Managers are expected to ensure such compliance. It is the responsibility of every employee to promptly bring violations and suspected violations of the Code to the attention of the Company, through management, Medtronic Legal Counsel, or the Chief Compliance Officer, or by using the Medtronic Compliance Line described below. Employees at all levels are prohibited from retaliating against or threatening anyone for reporting or supplying information about a policy or conduct concern.
Medtronic has established and will maintain a written program to ensure compliance with the law and with these and other policies the Company may adopt. The program consists, among other things, of the Medtronic Code and Business Conduct Standards, training programs, annual Certifications of Compliance to be completed by key personnel, periodic audit, and a Compliance Line. The toll-free Compliance Line is available to all employees to report conduct believed to be in violation of the Code or any applicable Business Conduct Standards. Information transmitted through the Compliance Line will be investigated thoroughly and the identity of the source will be maintained in confidence, unless otherwise required by law. Enclosed is a wallet-sized card, which includes the U.S. Compliance Line number as well as access codes for countries outside the U.S. where such a line is permitted.
Adherence to all laws and regulations in the countries in which we operate, and to the policies in this Code as well as the Business Conduct Standards, is a condition of employment for every Medtronic employee. Violations could expose the employee and Medtronic to civil and criminal liability and could harm the Company’s reputation and competitive position. Violations will be dealt with promptly and may result in disciplinary measures up to and including the termination of employment.
Although the Code and Business Conduct Standards provide a framework to guide business conduct, they do not cover every situation. Please contact Medtronic Legal Counsel if you need assistance in understanding or interpreting them. The Audit Committee will consider any request for a waiver of any provision of this Code for executive officers. Only the Board of Directors or the Audit Committee may approve a waiver for executive officers. Waivers will be granted only in exceptional circumstances and will be promptly disclosed as required by law.
IMPROPER PAYMENTS
No bribes, kickbacks, or other payments for illegal purposes shall be made to or for the benefit of government employees or officials, customers, or others. This policy extends not only to direct payments, but also to indirect payments made in any form through consultants or other third parties.
CUSTOMER RELATIONSHIPS
No benefit will be given to a customer with an explicit or implicit requirement to use or purchase Medtronic products. “Customer” is used throughout these policies to mean any person or entity that is in a position to purchase or influence a decision to purchase Medtronic products. Certain discounts, rebates, free products, demos, equipment loaners, and warranty services furnished in the ordinary course of business are permitted, provided such benefits comply with local Business Conduct Standards.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Code of Conduct

Donations, Gifts, and Business Courtesies
Donations to customers or organizations closely affiliated with customers shall entail a benefit to society and shall be made to promote better health care, demonstrate good corporate citizenship, or serve a genuine educational function. Such donations must comply with local Business Conduct Standards.
The giving of gifts is generally prohibited. An exception is made in some countries for gifts which are modest in amount, recognized as a custom of the trade, and which could in no way cause Medtronic to be embarrassed or obligated. All gifts must comply with local Business Conduct Standards.
Business courtesies such as meals, transportation, and entertainment provided to a customer must be modest in amount and related to a legitimate business purpose (e.g., explanation or demonstration of Medtronic products, application of products, service capabilities, or training). Such courtesies must be in compliance with local Business Conduct Standards.
Payments to Customers
Medtronic may compensate customers for consulting, research and other services rendered, and reasonable costs incurred where the services have value to Medtronic and are rendered for fair market value. Such arrangements must be in writing in a form approved by the Medtronic Legal Department and must comply with local Business Conduct Standards.
Medtronic has a responsibility to provide instruction, education, and training on the safe and effective use of its products to health care providers. If Medtronic provides honoraria or reimbursement of travel, living, or meal expenses to participants, the amount must be reasonable and in compliance with local Business Conduct Standards.
Medtronic may, under some circumstances, underwrite the cost of continuing medical education conferences or professional meetings (e.g., registration fees, travel, living, and meal expenses). The laws regarding this type of support are complicated and such payments are not allowed in every country. In some countries, payments can be made only to the sponsor of the event or the institution of the attendee. All such payments must comply with local Business Conduct Standards.
FAIR DEALING
All employees should deal fairly with Medtronic’s customers, suppliers, competitors and employees. No one should take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice.
RECORDKEEPING
Medtronic entities will maintain accurate Company records and accounts in order to ensure legal and ethical business practices and to prevent fraudulent activities. Finance managers for Medtronic businesses, including subsidiaries worldwide, have the responsibility to express their independent views to, and raise any significant issues with, the Chief Financial Officer.
Records and accounts must be complete and not misleading. All Company accounting records, and the reports produced from those records, must be kept and presented in accordance with all applicable laws and relevant accounting standards.
No undisclosed or unrecorded funds or assets of Medtronic may be maintained for any purpose. No more than one set of books may be maintained and no false or artificial entries may be made in any accounts.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Code of Conduct

ANTITRUST/COMPETITION
Antitrust laws in the U.S. and competition laws outside the U.S. exist to ensure free and open competition in the marketplace, a principle that Medtronic fully supports. Violation of these laws can result in civil liability and criminal penalties for Medtronic and its employees.
These laws are complex and, consequently, employees may not take any collaborative action with a competitor, or take any action that could have an improper anti-competitive effect, without prior advice from Medtronic Legal Counsel. Examples of prohibited conduct include:
•	Agreements or understandings with competitors, either directly or through others, to fix prices, divide customers or territories, or restrict sales;

•	Exchange of pricing or other proprietary information with competitors; and

•	Illegal tying, illegal price discrimination or refusals to deal.
Medtronic management is expected to maintain basic familiarity with the principles and purposes of the antitrust laws as they apply to Medtronic business, and to abstain from any activities that might violate or create any appearance of intention to violate such laws. Medtronic employees are expected to understand the antitrust principles that apply to their activities. All employees are to seek guidance from Medtronic Legal Counsel in any circumstances where doubt exists.
EXPORT CONTROLS, ECONOMIC SANCTIONS, AND INTERNATIONAL BOYCOTTS
Medtronic must comply with export control and economic sanctions laws of the United States, as well as those of other countries in which it does business. These laws restrict transfers, exports, and sales of products or technical data from the United States to certain prescribed countries and persons as well as re-exports of certain such items from one non-U.S. location to another. They also prohibit or restrict other business and financial dealings with certain countries, governments, and parties. Medtronic and its employees are required to comply with these laws without exception. These laws are complicated and employees should contact Medtronic’s Export/Import Compliance Manager and/or Medtronic Legal Counsel whenever a question arises.
In addition, U.S. law prohibits cooperation with certain boycotts imposed by some countries against others and further requires that any request in furtherance or support of such boycotts be reported to the U.S. Government. The most notable of these is the Arab boycott of Israel. Medtronic employees may not cooperate with any prohibited boycotts and must report any request for cooperation immediately to management, the Medtronic Export/Import Compliance Manager, and/or Medtronic Legal Counsel.
CONFLICT OF INTEREST
Medtronic employees owe a duty of undivided business loyalty to the Company. This duty is breached when an employee engages in activities that cause a conflict of interest. Conflicts of interest may arise when considerations of gain or benefit to an employee or an employee’s immediate family members conflict with or appear to conflict with the employee’s obligation to serve Medtronic’s best interest or the employee’s ability to perform company work objectively and effectively. Anything that would be

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Code of Conduct

a conflict of interest for an employee may also be a conflict of interest if it involves an immediate family member. Conflicts of interest can take many forms, not all of which can be addressed by this Code.
The following are examples of conflicts of interest:
•	Consulting with or employment by a competitor, supplier, or customer of Medtronic;

•	Holding a substantial equity, debt, or other financial interest in any competitor, supplier, or customer;

•	Having a financial interest in any transaction involving the purchase or sale by Medtronic of any products, materials, equipment, services, or property, other than through Company-sponsored programs;

•	Using employees, materials, equipment or other assets of Medtronic for any unauthorized purpose; or

•	Accepting any cash, gifts, entertainment, or benefits that are more than modest in value from any competitor, supplier, or customer.
A manager must approve acceptance of any benefit of more than modest value from a competitor, supplier, or customer.
Each employee is responsible for avoiding conflicts of interest as well as the appearance of such conflicts. Employees who are unsure whether they are involved in a conflict of interest or whether an action might create a conflict of interest should discuss the issue with their manager or with Medtronic Legal Counsel. A conflict of interest or potential conflict of interest may sometimes be resolved or avoided if it is appropriately disclosed and approved.
However, in other instances, disclosure may not be sufficient and Medtronic may require that the conduct be stopped or that actions taken be reversed where possible.
INSIDER TRADING
All Medtronic employees are prohibited from engaging in insider trading. Insider trading is trading in Medtronic stock while aware of confidential information about the Company that could, if it became public, affect the stock price. Disclosure of any information to another person, such as a spouse or friend, which would enable them to gain a trading benefit not available to the general public, is prohibited as well. Similar restrictions apply to trading in the stock of other companies using confidential information that an employee has access to because of his or her employment. This conduct is illegal and could subject the employee and Medtronic to civil liability and criminal penalties.
INTELLECTUAL PROPERTY AND CONFIDENTIAL INFORMATION
Medtronic invests substantial resources in developing proprietary intellectual property and confidential information. Confidential information is information that is not generally known or readily available to others. Medtronic protects its intellectual property by seeking patent, trademark, or trade secret protection. It protects its confidential information by taking precautions to prevent inappropriate disclosure or loss of such information.
Medtronic respects the intellectual property of others. Early in the product development cycle, Medtronic conducts patent searches to avoid infringing patents of others and, when necessary, makes design changes or seeks licenses.
Confidential information is critical to Medtronic’s competitive advantage. This includes technical know-how and data, trade secrets, business plans, marketing and sales programs, and sales figures,

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Code of Conduct

as well as information relating to mergers and acquisitions, stock splits, divestitures, licensing activities, and changes in senior management. Confidential information also includes personal information about Medtronic employees, such as salaries, benefits, and information contained in personnel files. Confidential information must not be shared with others outside Medtronic except pursuant to approved business relationships; nor may Medtronic employees accept confidential information from third parties, including competitors, without the authorization of Medtronic Legal Counsel.
CORPORATE OPPORTUNITIES
Employees may not take for personal use opportunities that are discovered through the use of corporate property, information or position, nor may they use corporate property, information or position for their own personal gain or to compete with Medtronic. Employees have a duty to advance Medtronic’s interests when the opportunity to do so arises.
PROTECTION AND PROPER USE OF COMPANY ASSETS
All employees should protect Medtronic’s assets and promote their efficient use. Theft, carelessness and waste have a direct impact on Medtronic’s profitability. All Medtronic assets should be used for legitimate business purposes. Incidental and occasional personal use of Medtronic assets such as computers, telephones and supplies is permitted.
CLINICAL AND REGULATORY AFFAIRS
Medtronic products are heavily regulated by governmental agencies, health ministries, and other regulatory authorities worldwide. Every employee is responsible for compliance with worldwide product regulation requirements, including marketing approvals, conduct of clinical studies, good manufacturing practice requirements and standards, design controls, labeling and advertising controls, and any other product regulations and controls promulgated by government agencies. Each employee is responsible for reporting any significant issues to management and/or the Chief Regulatory Officer. Regulatory affairs managers have the responsibility to express their independent views to, as well as raise any significant issues with, the Chief Regulatory Officer. Medtronic is committed to maintaining an open, constructive and professional relationship with regulators on matters of regulatory policy, submissions, compliance, and product performance.
QUALITY
Medtronic is committed to producing the highest quality medical devices in the interest of patient safety and to maintain its reputation for excellence through Customer-Focused Quality. Medtronic will comply with all laws and regulations regarding the safety and efficacy of its products and the standards for its manufacturing plants.
Each employee is responsible for reporting any concerns that relate to a compromise of quality to management and/or the Chief Quality Officer. Quality Managers for Medtronic businesses, including subsidiaries worldwide, have the responsibility to express their independent views to, as well as raise any significant quality issues with, the Chief Quality Officer.
ENVIRONMENTAL MANAGEMENT
Medtronic is committed to doing business in an environmentally responsible manner and will strive to improve its performance to benefit its employees, customers, communities, shareholders, and the environment. All employees are responsible for making sure that Medtronic’s business is conducted in compliance with all applicable laws and in a way that is protective of the environment.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Code of Conduct

SAFETY AND HEALTH
Medtronic is committed to a safe, healthy work environment that is in compliance with all applicable laws and regulations. All employees are expected to develop a pro-active, cooperative attitude toward issues of health and safety throughout the Company.
PRODUCTIVE WORK ENVIRONMENT
Medtronic is committed to a productive work environment. Key elements for developing such an environment include freedom from harassment in any form, a culture that recognizes and appreciates the advantages of a diverse work force, and a decision process which seeks to ensure that all employees are treated with dignity and respect.
Discrimination on the basis of race, religion, gender, color, ethnic or national origin, age, disability, sexual preference, or marital status will not be allowed. This includes discrimination in hiring, training, advancement, compensation, discipline, and termination. Harassment, such as racial or sexual harassment, will not be tolerated and should be reported to the appropriate manager or Human Resources Representative.
POLITICAL ACTIVITY
Medtronic supports your right to participate actively in the political process. However, you must have written approval in advance from the Medtronic Chief Executive Officer or General Counsel for solicitations made during work hours or on Medtronic property on behalf of any political party, candidate committee or other election fund. No corporate funds, or other corporate assets, may be contributed directly to any political party, political committee, or candidate for public office at the federal level, or at the state level unless permitted by law, with the exception of funds used to administer the corporate political action committee.
PEOPLE ACTING ON BEHALF OF MEDTRONIC
Medtronic expects its independent dealers, distributors and agents to comply with the policies set out in this Code. The Medtronic manager responsible for any such relationship must ensure that the terms of the relationship are set out in a written agreement, provide a copy of the Code, and require compliance with the Code in all dealings on Medtronic’s behalf. Promoting or engaging in any practices that violate the principles of this Code may result in termination of the relationship.
GOVERNMENT, ANALYST, AND MEDIA INQUIRIES
Medtronic must be made aware of any inquiries from the government, the financial/analyst community, or the media so that it can properly and thoroughly respond. If a Medtronic employee is contacted by a representative of a governmental agency seeking an interview or making a non-routine request for documents, that employee should immediately contact Medtronic Legal Counsel so that appropriate arrangements can be made to fully comply with the Company’s legal obligations. All inquiries from the financial/ analyst community should be referred to Investor Relations. All media inquiries should be referred to Corporate Media Relations in the U.S. or to the authorized person or department outside the U.S.
CODE OF ETHICS FOR SENIOR FINANCIAL OFFICERS
In addition to being bound by all other provisions of this Code of Conduct, the Chief Executive Officer (CEO), the Chief Financial Officer, Treasurer, Corporate Controller, and other senior financial officers performing similar functions who have been identified by the CEO (collectively, the “Senior Financial Officers”) are subject to additional specific policies (collectively, the “Code of Ethics for Senior Financial Officers”). The Code of Ethics for Senior Financial Officers

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Code of Conduct

governs a number of areas including disclosures of material information that affect the disclosures made by the Company in its public filings; reporting of internal financial control deficiencies or fraud of which these Senior Financial Officers become aware; violations of securities laws; and conflicts of interest between personal and business relationships. The Code of Ethics for Senior Financial Officers is an addendum to the Medtronic Code of Conduct and may be found at http://www.medtronic.com/corporate_governance/ code_ethics.html.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Code of Conduct

The Medtronic Mission
To contribute to human welfare by application of biomedical engineering in the research, design, manufacture, and sale of instruments or appliances that alleviate pain, restore health, and extend life.
To direct our growth in the areas of biomedical engineering where we display maximum strength and ability; to gather people and facilities that tend to augment these areas; to continuously build on these areas through education and knowledge assimilation; to avoid participation in areas where we cannot make unique and worthy contributions.
To strive without reserve for the greatest possible reliability and quality in our products; to be the unsurpassed standard of comparison and to be recognized as a company of dedication, honesty, integrity, and service.
To make a fair profit on current operations to meet our obligations, sustain our growth, and reach our goals.
To recognize the personal worth of employees by providing an employment framework that allows personal satisfaction in work accomplished, security, advancement opportunity, and means to share in
the company’s success.
To maintain good citizenship as a company.
****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

VISIT THE COMPLIANCE WEBSITE ON THE MEDTRONIC INTRANET AT
http://mitintra.corp.medtronic.com/cci/index.htm
To order copies of this booklet, send an e-mail to productlit@medtronic.com.
Provide your name, mail stop and cost center number.
Include the number of copies you are ordering.

United States of America	Asia-Pacific	Canada
Medtronic Neurological	Medtronic International, Ltd.	Medtronic of Canada Ltd.
710 Medtronic Parkway	Suite 1602 16/F	6733 Kitimat Road
Minneapolis, MN 55432-5604	Manulife Plaza	Mississauga, Ontario L5N 1W3
USA	The Lee Gardens, 33 Hysan Avenue	Canada
Internet: www.medtronic.com	Causeway Bay	Tel. 1-905-826-6020
Tel. 763-505-5000	Hong Kong	Fax 1-905-826-6620
Fax 763-505-1000	Tel. 852-2891-4456
Toll-free 1-800-328-0810	Fax 852-2891-6830

Europe
Medtronic Europe Sarl	Australia
Route du Molliau 31	Medtronic Australasia Pty. Ltd.
Case Postale	Unit 4/446 Victoria Road
1131 Tolochenaz	Gladesville NSW 2111	UC200004136d EN
Switzerland	Australia	© Medtronic, Inc. 2005
Internet: www.medtronic.co.uk	Tel. 02-9879-5999	All Rights Reserved
Tel. +41-21-803-8000	Fax 02-9879-5100	Printed in USA
Fax +41-21-803-8099	Toll-free 1-800-251-760	July 2005

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Medtronic U.S. Business Conduct Standards — 2004
Customer Relationships

Standard #1
General Provisions

No Medtronic employee or agent may offer or give a benefit to a Customer with an explicit or implicit requirement to use or purchase Medtronic products, or as a reward for prior use or purchase of Medtronic products.
Scope of Standards. These Standards are mandatory for interactions involving a transfer of anything of value from Medtronic to a Customer (a “Customer Interaction”). If you are unsure about the legality of a Customer Interaction or the Customer Interaction is not specifically allowed by these Standards, you must consult with Medtronic Legal Counsel before entering into it. All Medtronic employees and agents must comply with these Standards, the Medtronic Code of Conduct and applicable law, including, for example, the antitrust, securities, FDA and export control laws. Standards 1-8 do not apply to relationships with individual patients or to relationships with entities that are not in the business of providing health care services or affiliated with such entities.
Standards are Country-Specific. These Standards apply to interactions with Customers who work in the U.S. Other country-specific Standards can be found at the Compliance site on the Medtronic Intranet. The Standards of the country where the Customer works apply to that Customer. Customer Interactions with Customers (whether U.S. or O.U.S.-based) who work or perform services outside of the U.S. require notice to the area Medtronic Legal Counsel (or responsible area corporate paralegal), followed by approval of an area Medtronic Vice President. If the Customer Interaction is the primary responsibility of management outside of the U.S., but is with a U.S. physician or for services performed by an individual or organization within the U.S., notice to the U.S. business legal department followed by approval of a U.S. Medtronic Vice President is required.
“Customer” means any person or entity in a position to purchase, lease, recommend, use, or arrange for the purchase or lease of or prescribe Medtronic products. Gifts, payments or other benefits given to persons employed by a Customer or to a close family member of a Customer are attributed to the Customer. Likewise, gifts, payments or other benefits that are given in the name of a Customer or to an organization

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

affiliated with a Customer are attributed to the Customer. An organization is “affiliated” with a Customer if it is controlled by or under common control with the Customer, or if the Customer is on the Board of the organization, receives material compensation from, or has an investment interest in the organization.
“Medtronic Vice President,” “Medtronic Corporate Vice President” and “Medtronic Legal Counsel.” References throughout the Standards to a “Medtronic Vice President” mean any Vice President of Medtronic, Inc. A list of the “Medtronic Corporate Vice Presidents” is on the Medtronic Compliance website. References to “Medtronic Legal Counsel” are to the Medtronic-employed lawyers providing services to the businesses and geographies.
Compliance with Standards is required. All Medtronic employees and agents involved in Customer Interactions are expected to know and comply with these Standards and with any interpretive guidance given to them by Medtronic (e.g., by a Medtronic Manager (“Manager”) or Medtronic Legal Counsel). Managers are responsible for ensuring compliance. Violations of the Standards could expose the employee and Medtronic to civil and criminal liability. Adherence to the Standards is a condition of employment for every employee and violations will be dealt with promptly and may result in disciplinary measures up to and including the termination of employment.
Each business must develop and implement appropriate procedures for disciplining employees who violate the Standards and for responding to violations by agents. These discipline policies are subject to review and approval by the Medtronic General Counsel. Each business must also ensure that all personnel involved in Customer Interactions receive mandatory training on the Standards at a level appropriate to their position.
If an employee is in doubt about the meaning or application of a Standard, the employee should contact a Manager or Medtronic Legal Counsel. If an employee is concerned that others may be engaging in, or requiring that the employee engage in, conduct that is inconsistent with these Standards, the employee should discuss the concern with a Manager or Medtronic Legal Counsel or contact the Compliance Line at 800-488-3125.
If the Company is restricted from doing something, so are its agents and employees. If these Standards restrict Medtronic’s interactions with a Customer, Medtronic employees and agents are likewise restricted, even if no request for reimbursement is made of the Company. Agents of Medtronic that interact with Customers on Medtronic’s behalf must be contractually required to adhere to these Standards.
Payments to Customers may only be made by the Company. Only the Company can make payments to, or on behalf of, or reimburse a Customer and only by Company

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

check or wire transfer. Any payment for travel expenses incurred by a Customer (e.g., lodging, meals, or transportation) must be paid directly to the vendor (e.g., the hotel or airline) whenever practical. When reimbursement is made to the Customer, original receipts or other supporting documentation is required. When a Customer is expected to pay out-of-pocket for reimbursable travel expenses, the Customer should be provided with modest per-diem spending guidelines in advance. Neither the Company nor any Medtronic employee or agent may ever provide cash or a personal check to a Customer.
Exceptions or amendments. In circumstances where conduct prohibited by these Standards does not implicate underlying legal or ethical concerns, it may be appropriate to grant infrequent, fact-specific exceptions. Exceptions must comply with all legal and regulatory requirements and require the specific written approval of both a Medtronic Corporate Vice President and Medtronic Legal Counsel. Amendments to the Standards require the approval of the Medtronic General Counsel.
Limits on meals and hospitality. Meals or other hospitality permitted under these Standards must be modest in value and subordinate in time and focus to the purpose of the interaction. Except as provided under Standard 6 (Consulting), Medtronic-funded hospitality is limited to modest meals and receptions. Medtronic may not pay for, contribute to, or hold parties for Customers for the purpose of celebrating a non-business event, such as a holiday. Medtronic may not pay for meals, receptions, other hospitality, or travel or lodging for a spouse or other guest of a Customer.
Limits on travel. Travel provided for Customers outside of the 48 contiguous states (the “Continental U.S.”), other than travel to the Continental U.S. originating outside of the Continental U.S. or travel within a state located outside of the Continental U.S., must be approved by a Medtronic Corporate Vice President. Such travel may be allowed only if the location is necessary to accomplish the purpose of the trip (e.g., to bring Customers to a specialized lab when similar facilities are not available in the Continental U.S.), or if most of the anticipated attendees do not live in the Continental U.S. but do live convenient to the proposed location. Except as provided under Standard 6 (Consulting), Medtronic-provided travel is limited to coach class travel.
Limits on lodging. The locations of any Medtronic-sponsored business meeting, Training and Education session, or consulting meeting must be modest and selected based upon program requirements and convenience of attendees. Any lodging provided to a Customer must be provided at an “Approved Medtronic Customer Meeting Facility” or at a hotel with a rate no higher than an Approved Medtronic Customer Meeting Facility for that locale. A list of the Approved Medtronic Customer Meeting Facilities will be maintained by the Medtronic Corporate Event Planners in conjunction with the Medtronic Corporate Legal Department and is available on the Medtronic Compliance website.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

No lodging may be provided at a resort or Resort Location. “Resort Locations” are areas, other than major metropolitan areas, known primarily as recreation or vacation destinations (e.g., ski, golf, beach, spa, fishing, vineyard, horseback-riding, hunting or fishing destinations, such as Aspen, Pebble Beach, Naples, or Napa Valley). If a business unit with headquarters located in a Resort Location sponsors a meeting for its Customers, and for the convenience of its staff or Customers locates the meeting convenient to its headquarters, the Resort Location restriction does not apply, unless the hotel is located on, or immediately adjacent to, a resort property (e.g., beside a golf course or beach, on the grounds of a vineyard or at the foot of a ski hill).
Oversight. The Medtronic Executive Committee will include compliance issues as an agenda item at least quarterly. Each Business President, Geography President, and Business General Manager is responsible for ensuring that: 1) compliance issues are addressed at least quarterly at their staff meetings or by a committee composed of high-level management and the chief financial and legal officers for their business unit, at which a summary of the issues along with their disposition is reviewed and a copy of the disposition is sent to the Medtronic General Counsel; 2) that a comprehensive plan is in place to ensure that these issues are addressed throughout their organizations, including policies and procedures requiring appropriate documentation, monitoring, and retrospective review of activities governed by these Standards; and 3) all appropriate personnel receive appropriate training on the Standards.
Key management employees will be required to complete annual Certifications of Compliance in which they confirm that they are not aware of unreported violations of the Medtronic Code of Conduct or the Business Conduct Standards.
Accuracy in reporting reimbursement-related information. Any product-related cost or charge information (other than direct billings) provided by Medtronic to a government agency that may be used for the purpose of setting reimbursement rates must be reviewed by Medtronic Legal Counsel before it is reported to the agency.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Medtronic U.S. Business Conduct Standards

Standard #2
Free or Reduced Charge Products: Discounts, Credits and Rebates, Samples, Demos, Loaners and Warranties

Discounts furnished in the ordinary course of business are permitted, provided that they comply with this Standard.
Scope of Standard. This Standard addresses “Discounts” (reductions from list price of the amount charged for Medtronic products, including free items, credits and rebates) as well as accessories, samples, demos, trial-period loans, product with no independent value, and warranties.
Discounts not permitted:
•	Rebates paid in cash rather than by check;

•	Signing and conversion bonuses;

•	Discounts earned on products covered by a federal health care program, but applied to products that are not covered by the program;

•	Discounts available when a product is covered by private payors, but not available when it is covered by a federal health care program; and

•	Credits earned on trade-ins, in excess of the fair market value of the item that is traded.
Legal review required. Prior review by Medtronic Legal Counsel is required for Discount programs:
•	That are based on Medtronic’s “share of an account” or involving “exclusivity” or “sole vendor requirements”;

•	That result in the reduction of the product price below cost;

•	That are conditioned on the purchase of a package or bundle containing products that are not all the same;

•	That involve multiple items with variable discount rates;

•	That may not be applied at the discretion of the Customer (i.e., that require the discount be applied for a particular purpose, for example, to fund the acquisition

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

of another product, or to support a research or education program), except credits restricted to the purchase of more of the same product;

•	That involve Discounts paid prior to the purchase of the products on which they are earned;

•	That are in a form other than a Discount taken at the time of sale as a reduction in the invoice price, or a Discount paid later as a rebate or a credit for the same type of item;

•	That extend for more than one year; or

•	That involve products with “No independent value,” as described below.
Prior review by Medtronic Legal Counsel is also required when:
•	Paying unreimbursed medical expenses in connection with a warranty obligation (such payment must be provided solely for the benefit of the patient and can only be made to a Customer on a patient’s behalf);

•	Free product is provided for analysis under a Consulting Agreement, or as part of a clinical trial or research project, to ensure that the underlying arrangement is consistent with Standard 6 (Consulting) and the value of the free product to the Customer is considered in setting fair market value compensation;

•	Entering into an agreement with a group purchasing or similar organization; or

•	Giving, loaning or consigning Medtronic products without charge except when the product is provided:
–	pursuant to a warranty;

–	while equivalent Medtronic product is being repaired;

–	as a replacement as the result of regulatory action, to eliminate the risk of failure, or for product that is accidentally damaged; or

–	consistent with the requirements set forth below under “Samples,” “Demos,” “Accessories,” or “Indigent patients.”
Samples. A limited number (per evaluating physician) of free product samples may be given to permit evaluation of products by Customers who are unfamiliar with the product. No-charge loaners may also be provided in the same circumstances, but only for a reasonable evaluation period.
Demos. Demonstration (functional or mock-up) products not for sale or use in patients may be given free of charge, provided they are labeled “Not for Human Use.”
“Accessories” are single-use or disposable items (e.g., lead introducers and batteries) that facilitate the use or operation of Medtronic products purchased by a Customer. Accessories may be provided free of charge only if they may be given without charge under another provision of Standard 2, or they are of nominal value (i.e., less than $100), are not eligible for separate reimbursement under any federal health care program, are provided to any given Customer only occasionally, and are equally available at no charge to all Customers.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Indigent patients. Consistent with Standard 3 (Donations) and with any Medtronic policies on Indigent patients, products may be given to Indigent patients when the doctor or facility will not receive payment for the product or associated procedures.
Products with no independent value. Medtronic may give or lend products without charge that are ancillary to and facilitate the use or operation of Medtronic products purchased by a Customer (e.g., product-specific tools). These products must not have any value independent of the primary product and must not be of personal use to the Customer. The recipient must acknowledge receipt, and, in the case of a loan, ownership by Medtronic. Products do not qualify as having “no independent value” if they are sometimes sold to Customers by Medtronic or any other manufacturer.
Documentation. Product sold or given to a Customer with more than a nominal list price, other than Demos, must be invoiced.
•	Disclosure. Discount terms must be set at the time of sale and reflected in a written agreement. When the amount of the Discount is known at the time of sale, the net price of each discounted item must be fully disclosed in writing to the Customer on the invoice. Otherwise, the invoice must make clear reference to another document provided to the Customer that explains the Discount terms, including its allocation among the invoiced products. Each invoice for discounted product must include the notation that the price is net of any Discount. Where the actual Discount is not known at the time of sale (e.g., in the case of a volume rebate), the invoice should include a statement that the purchase price may be subject to a Discount, and, when the Discount becomes known, a written statement should be issued to the Customer noting the Discount and relating the Discount back to the original invoice(s). Additional disclosures may be required in connection with Discount programs designated above as requiring legal review.

•	Medicare reporting notification. The invoice must state that the Customer may be obligated to report the Discount to Medicare, Medicaid or other federal health care programs.

•	Sample-specific requirements. Invoices for sample product must indicate that the product is provided at “no charge” and contain language similar to the words “Customer should not seek reimbursement for this product.”

•	Warranty-specific requirements. The invoice must accurately report the price reduction of the item (including any free item) that was obtained as part of the warranty and inform the Customer of its reporting obligations under federal law. In circumstances where eligibility for a price reduction under a warranty may be determined after the time of sale (at which time a warranty credit is issued), the invoice must accurately report the potential that additional price reductions may apply and inform the Customer of its reporting obligations. When the value of the warranty credit becomes known, Medtronic must provide the Customer with documentation of the warranty credit.

**** Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

•	Leases. Any product leased or lent to a Customer, with or without charge, with more than a nominal list price must be the subject of a written lease agreement accurately stating all material terms of the lease (in the case of relatively low-value items, such as programmers, a letter from Medtronic setting forth the material terms and conditions upon which the item is lent is sufficient).
Finance Department responsibilities. Business Shared Services and the Finance Department for the applicable Medtronic business must ensure that invoicing and documentation of any Discounts or other arrangements described in this Standard are in accordance with these requirements and Medtronic financial policies.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Medtronic U.S. Business Conduct Standards

Standard #3
Donations to Customers or Organizations Closely Affiliated With Customers

Donations to Customers or organizations affiliated with Customers are permitted only if the donation is intended to benefit society and promote better health care, demonstrate good corporate citizenship, or serve a genuine educational function, and, except in rare instances, only where the recipient is a tax-exempt charity.
“Donations” are contributions made by Medtronic to support a charitable purpose, and may be made only to a tax-exempt charity, or, in rare instances, to individuals engaged in a genuine charitable mission (“Charities”). Donations may not be linked, implicitly or explicitly, to an agreement to use, order, recommend or refer for Medtronic products or used to reward prior purchases. Donations may not result in a personal benefit to a Customer, as opposed to supporting a charitable purpose. Product donations for use outside of the U.S. must not violate any export control law.
Payments by Medtronic in return for items or services, and research grants or other payments made to entities that are not Charities, should be evaluated under Standard 6 (Consulting) or Standard 8 (Medical Conferences). Donations made to a charity to sponsor or support attendance at conferences must also meet the requirements of Standard 8.
Support of education. Donations that meet the requirements of Standard 3 may be made for educational purposes, including:
•	Supporting an endowed chair at an academic institution;

•	Subsidizing the education of fellows participating in fellowship programs with an academic affiliation;

•	Subsidizing medical congresses and conferences; and

•	Educating the public on health care topics.
Support of research. Donations that meet the requirements of Standard 3 may be made to support specific scientific research projects. These might include, for example, donations to support basic scientific research. Support for research connected to Medtronic therapies normally should be addressed under Standard 6 (Consulting).

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Other permissible purposes. Donations that meet all of the requirements of Standard 3 may be made for other genuine philanthropic and charitable purposes that demonstrate good corporate citizenship and represent a benefit to society; for example, support of activities directed at providing services or products to Indigent patients (see Standard 2 [Discounts]).
Fundraising events. Support of fundraising events is only permitted where at least a portion of the donation qualifies for a charitable tax deduction. Sponsorship of either Customer participation in (e.g., the entrance fee to a charitable golf tournament), or Customer attendance at (e.g., tickets for a charitable gala), fundraising events is prohibited, except where the participants or attendees are selected by the donee or where the event involves only a meal or reception and qualifies as a business courtesy under Standard 5 (Business Courtesies).
“Infrastructure” support. Monetary donations may not be made to a Customer to support construction or renovation of Customer facilities, or to equip Customer facilities. However, Medtronic may purchase tickets to, or sponsor, a qualifying fundraising event (see above) even if the proceeds are designated for such purposes, and Medtronic may make donations of Medtronic equipment to support a charitable purpose. If the transfer of equipment is not to a charity and for a charitable purpose, the limitations in Standard 2 (Discounts) apply.
Support for lobbying. Donations that meet all other requirements of Standard 3 are permitted even when the recipient will apply some or all of the donation for lobbying activities. However, prior review by the Washington Government Affairs Office is required to ensure that these initiatives are consistent with Medtronic’s legislative goals and are likely to be effective.
Mechanics of payment. Donations may be made only through wire transfer to the recipient’s official bank accounts or through Medtronic check made payable to the official name of the Charity. Reimbursement for monetary donations made through the use of expense reports is expressly prohibited.
Transmittal letter. A transmittal letter from Medtronic clearly explaining the purpose of the donation must be sent prior to or with the donation. The transmittal letter must be approved by Medtronic Legal Counsel or, if the payment is less than $2,500, be in a form that has been approved by Medtronic Legal Counsel and used without material modification.
Approval process. Each business unit must establish a process for receiving, reviewing and acting on all charitable donation proposals according to pre-established criteria consistent with Standard 3. Personnel that are part of the sales organization

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

may not be involved in this process except to respond to Customers’ questions about where to submit an application for a donation. Budgets for donations may not reside in the sales organization.
All donations that exceed $1,000 or the equivalent fair market value must have prior approval of a Medtronic Vice President. Donations that exceed $15,000 or the equivalent fair market value must be approved by a Corporate Vice President.
Required documentation. The disposition of each request for a donation must be documented. Also, all donations (whether of monetary or non-monetary items such as products or equipment) must be supported by documentation demonstrating that: 1) the recipient is a Charity (this will normally require evidence of the entity’s tax-exempt status); 2) the donation will be used for an appropriate purpose (described above); 3) the amount of the donation is appropriate for the proposed purpose (e.g., not in excess of the anticipated costs of a proposed project or event); and 4) the donation has been received by the Charity (i.e., a receipt or acknowledgment from the recipient, or, if specified in the transmittal letter stating the purpose of the donation, a canceled check).
Research grant requests must be accompanied by an explanation of the purpose of the research, a detailed research protocol or other appropriate documentation, and a detailed budget or description of how the requested funds will be applied. Educational grant requests must be accompanied by a detailed explanation of the particular educational program involved, including date, place, and program description, and a detailed budget or description of how the requested funds will be applied.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Medtronic U.S. Business Conduct Standards

Standard #4
Gifts

The giving or accepting of gifts is generally prohibited. An exception is made for: 1) occasional modest gifts, but only if the gift benefits patients or serves a genuine educational function; and 2) minimal-value, branded promotional items related to the Customer’s work or benefiting patients.
Value, frequency and purpose of gifts. Gifts must benefit patients or serve a genuine educational function. Except for medical textbooks and anatomical models, the fair market value of any gift may not exceed $100. Gifts from any business unit, having a per-Customer aggregate value in excess of $300 per year, are prohibited. In no event may gifts be given in the form of cash, cash equivalents, or gift certificates, other than gift certificates for a specifically identified item. Gifts that do not benefit patients or serve a genuine educational function, such as food, flowers, wine, or other refreshments, are prohibited. Gifts to public employees (e.g., public university, public hospital or VA physicians, administrators or other employees) are generally prohibited by the rules of those institutions, and Medtronic must not give any gifts that violate these rules. It is the responsibility of the involved employee and the employee’s Manager to determine the appropriateness of the type and amount of gift given in each circumstance. Samples and other transactions described under Standard 2 (Discounts) should be considered under that Standard rather than under this Standard. Gifts given in exchange or appreciation for services should be treated as compensation and must conform to Standard 6 (Consulting). Gifts may not be given as a “thank you” for the purchase of product.
Minimal-value, branded, promotional items. It is also occasionally permissible to give minimal-value, branded, promotional items related to the Customer’s work or for the benefit of patients. Examples include pens and notepads. Items such as golf balls and tee shirts are not related to the Customer’s work or patient benefit, and are prohibited.
Documentation. The description and purpose of gifts should be documented and approved on an expense report or comparable authorization process. Expenses for gifts must be clearly identified as such and coded as directed by Finance.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Medtronic U.S. Business Conduct Standards

Standard #5
Business Courtesies

Business Courtesies provided to a Customer in the context of a business meeting are limited to meals, receptions, transportation and lodging, and must be modest in amount and related to a legitimate business purpose.
Permissible business purpose. A “Business Meeting” is a meeting held for one of the following business purposes: 1) explaining the features, use or other important aspects of Medtronic products; 2) understanding the product-related service, or other concerns, needs or demands of a Customer; 3) explaining the services and terms available from Medtronic; or 4) negotiating contracts and sales terms.
Permissible Business Courtesies. The term “Business Courtesies” includes any meals, receptions, transportation, lodging or entertainment provided to a Customer by Medtronic. This Standard limits the Business Courtesies that Medtronic may provide in connection with a Business Meeting to occasional modest meals and receptions incurred during the Business Meeting and travel and lodging as provided below. No other Business Courtesies may be extended in connection with a Business Meeting. A Medtronic employee must be present during any meal or reception and the setting must be consistent with the business purpose. Unless the courtesy may be extended under another Standard (see below), if there is no permissible business purpose for the meeting (i.e., the meeting is not a Business Meeting) or if there is no Medtronic employee in attendance, the courtesy is a prohibited gift under Standard 4 (Gifts).
Courtesies in other contexts. For guidance relating to courtesies (i.e., any meal, reception, transportation, lodging or entertainment) extended to Customers in connection with Consultant Meetings, see Standard 6; Medtronic-sponsored Training and Education, see Standard 7; or third-party medical conferences, see Standard 8.
Payment for travel, lodging and meals. If a Customer is asked to travel to an out-of-town Business Meeting for Medtronic’s convenience, in addition to the meals and receptions described above, Medtronic may cover modest travel (ground transportation and airfare), lodging and meals associated with the trip as provided in Standard 1 (General Provisions). These trips are appropriate only if they are to Medtronic’s offices

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

or to other function-appropriate locations selected by Medtronic because of practical concerns, or because of cost savings to Medtronic. Examples of appropriate reasons for trips are plant tours and product demonstrations (where the product is not reasonably portable) when there is a real and substantial business need for such a tour or demonstration.
Documentation of Business Courtesies. The description and business purpose of all Business Meetings, along with the nature and amount of any Business Courtesies, the full names of those in attendance, including the employment, agency or staff affiliation of any individual Customer, must be documented and approved on an expense report or other appropriate authorization process.
Value and frequency of Business Courtesies. Each business unit must develop, with the approval of the Business President and Medtronic Legal Counsel, general, per-individual Customer, per-day spending limits for meals and receptions that are modest in amount. Each business unit must also determine appropriate limits on frequency or aggregate spending. For administrative convenience, nominal expenses (less than $25), and expenses incurred in connection with activities governed by other Standards may be excluded from these limits.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Medtronic U.S. Business Conduct Standards

Standard #6
Consulting, Research, and Advisory Arrangements

Medtronic may compensate Customers for consulting, research and other services rendered, and reasonable costs incurred, where the services have value to Medtronic and are paid at no more than fair market value. Such arrangements must be in writing in a form approved by Medtronic Legal Counsel and comply with local Business Conduct Standards.
Purpose and payment. Agreements with Customers may be entered into only for services for which there is a legitimate Medtronic need. Clinical trials, including post-market or outcomes studies, must be based on a demonstrable need for data (e.g., for product approval, reimbursement, or supplemental efficacy claims). Payments to support studies sponsored by Customer-consultants (“Consultants”) are permissible if the outcome of the proposed study is likely to be of use to Medtronic (see Standard 3 for charitable donations to support research). Consultants contracting with Medtronic must be well qualified, in terms of available facilities and education or experience. Compensation may not exceed the fair market value of services provided, and may not be extended to the Consultant as a reward for prior business or as an inducement for future business. Compensation must be structured on a measurable basis, such as payment based on a daily, hourly or per-project rate, deliverables or milestones.
Approval process. Each business must establish mechanisms that require oversight and approval by personnel qualified to arrange and evaluate the proposed arrangement according to criteria consistent with Standard 6. Personnel in the sales organization may be involved in this process only to the extent necessary to supply information about contractor qualifications or interest. Budgets for Standard 6 arrangements may not reside in the sales organization. Members of the sales organization may not deliver payment to Consultants.
Form of agreements. Agreements with Customers for the provision of services (e.g., training, educating, consulting, research, clinical study, focus group, and physician advisory board) must: 1) be entered into prior to the start of the services and, without exception, prior to payment; 2) be in writing and signed by the parties; 3) be approved by Medtronic Legal Counsel, or, where the aggregate annual payment under the

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

agreement is less than $2,500, be in a form which has been approved by Medtronic Legal Counsel and used without modification; and 4) specify the services to be provided, the term of the agreement, the method of payment, and any obligation to reimburse for travel, lodging, and other related expenses. Each agreement must specify a mechanism to verify that the required services are performed (e.g., periodic progress reports or a final written study report). Each business unit must develop an effective mechanism for substantiating that contracted services were provided (e.g., Manager review or internal spot assessments), or that there is a documented, legitimate reason that the services were not provided. A businessperson outside of the sales organization must ensure that the agreement is carried out in accordance with its terms. Consulting agreements should comply with the personal services safe harbor to the extent practicable. Agreements providing for services on an as-needed basis with payment prior to receipt of services are prohibited.
Required documentation. Files on all Consulting agreements must be maintained by the business unit and must include the written agreement, rate of compensation, the basis for selecting the Consultant (including the Consultant’s particular qualifications) and setting the compensation, and need for the services. Each Consultant must represent and acknowledge in writing that they have properly notified, and have received all necessary permissions from, all required parties (e.g., hospital, employer, and regulators) if those parties are not signatories to the agreement.
Limits on use of Customer-Consultants. Consultants who are health care professionals may not be paid to recommend the sale, lease or use of Medtronic products. They may be paid to speak, write and provide Training and Education on Medtronic products and related disease states. They may also provide technical expertise on behalf of Medtronic. For example, they may be involved in advocacy efforts with payors for reimbursement of Medtronic products. In any case, they are required to disclose their affiliation with Medtronic prior to providing services.
Medtronic may also jointly put on events with health care professionals (“co-marketing events”) at which the professional promotes his or her own practice (possibly along with discussion of disease states and therapies) at the same time that Medtronic promotes its therapies. For such co-marketing events, Medtronic’s support should never exceed its fair portion of the event costs. Since the health care professional’s contribution to the event is normally the time that he or she spends preparing and speaking, Medtronic should not pay the health care professional an honorarium or fee for his or her time, except in the case of an exception, see Standard 1 (General Provisions).
Regardless of the value of the contract, whenever a Consultant who is a health care professional is contracted to speak to potential Customers or referral sources about a Medtronic product, the agreement must be approved by Medtronic Legal Counsel to ensure that it requires appropriate disclosure of any conflict of interest and appropriate limitations on the scope of contracted activities.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Approval process. A U.S. Medtronic Vice President must sign all Consultant agreements initiated within the U.S. For agreements with O.U.S. individuals or institutions, see Standard 1 (General Provisions). Delegation of this responsibility can only be made with the approval of the Medtronic General Counsel.
Consultant meetings. All Consultant services must be performed pursuant to written consulting agreements. Consequently, Consultants invited to meetings to perform consulting services must have written consulting agreements in effect describing the services to be provided at the meeting. Medtronic personnel with a bona fide interest in, and in a position to use, the advice given by the Consultants must be in attendance at each Consultant meeting. Securing consulting services must be the purpose of the meeting. Meals and hospitality should not compete with, or take precedence over, the purpose of the meeting. Copies of the agenda and minutes of any Consultant meeting must be maintained in each of the attending Consultants’ files (mentioned above) and the agenda for group meetings must be reviewed by Medtronic Legal Counsel prior to issuing invitations.
•	Meals and hospitality. Medtronic may provide Consultants with modest meals, receptions, lodging, ground transportation and other hospitality in connection with a Consultant meeting. Hospitality beyond meals, receptions, travel and lodging, may be offered only on days during which at least five hours of bona fide Consultant meetings are scheduled. Each business unit must develop, with the approval of the Business President and Medtronic Legal Counsel, general per-Consultant, per-day spending limits on meals and hospitality extended in this context.

•	Travel and lodging. The locations of meetings with Consultants must meet the criteria set out in Standard 1 (General Provisions). Medtronic may pay for reasonable travel costs for Consultants in connection with a Consultant meeting, which may exceed coach class if necessary to secure a Consultant’s services. Medtronic may not pay for the travel or other expenses (including the cost of meals, receptions and other hospitality) of guests of Consultants, or of any other person who is not a bona fide contributor to the meeting.
Payment. The appropriate Business President, Area President or Business General Manager shall ensure that there is an approved written, executed agreement, and that there is evidence of performance of the agreement prior to payment for services. Payments must be made by check or wire transfer to the official name and address or account of the party contracting with Medtronic.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Medtronic U.S. Business Conduct Standards

Standard #7
Training and Education Concerning Medtronic Products

Medtronic has a responsibility to make available instruction, education, and training on the safe and effective use of its products to health care providers. If Medtronic provides reimbursement of travel, living, or meal expenses to participants in connection with training and education, the amount must be reasonable and in compliance with local Business Conduct Standards.
Training and Education meetings. Medtronic may provide Training and Education to Customers to explain the safe and effective use of Medtronic products (“Training and Education”) to persons who could benefit from it. Training and Education will normally be provided by Medtronic rather than a third party, and includes: 1) training on how to use or implant a Medtronic product; 2) training on indications or therapies appropriate for use of a Medtronic product, including education regarding product-related disease states and the appropriate use of the product in the continuum of care; and 3) training on the quality, properties, and/or design characteristics of a Medtronic product, to the extent that such training provides health care professionals information on how to use that product safely and effectively.
Training and Education must be the purpose for the program. Meals and receptions should not compete with, or take precedence over, the educational program. Except on a travel day, Training and Education should not be less than five hours for each program day. All Training and Education must be adequately documented, including the agenda and a report on the costs, participants, and faculty.
Oversight responsibilities. Each business unit is responsible for setting up and maintaining a review and approval process for the Training and Education programs it sponsors. The review process must include the course content, agenda (covering all events from arrival to departure) and faculty.
Location of meetings. The locations for Medtronic-sponsored Training and Education must be consistent with Standard 1 (General Provisions) and must be limited to the Continental U.S., except when all of the attendees live in a U.S. state or territory outside of the Continental U.S. Programs requiring “hands-on” training in surgical procedures

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

should be held at Bakken Educational Centers, surgical training facilities, medical institutions or other facilities appropriate for such purposes. Medtronic manufacturing or Medtronic R&D facilities satisfying all of the criteria outlined in this paragraph may be appropriate locations.
Travel, lodging, meals and hospitality. Medtronic may pay for reasonable travel and lodging costs incurred by attendees, consistent with Standard 1 (General Provisions). Medtronic may provide attendees with modest meals and receptions in connection with a Training and Education program. Medtronic may not pay for the travel or other expenses for guests of attendees, or for any other person who does not have a bona fide professional interest in the information being shared at the meeting. Each business unit must develop, with the approval of the Business President and Medtronic Legal Counsel, general per-Customer, per-day spending limits on meals and receptions extended in this context.
Reimbursement support programs. Medtronic may support accurate and responsible billing for products and related procedures to Medicare and other payors and cost-effective use of Medtronic products, by providing Customers with: 1) information about the economically efficient use of Medtronic products (e.g., explaining where the product can most efficiently be used in the continuum of care and how the product can be offered in a cost-effective manner); 2) coverage, coding and billing information regarding Medtronic products or related services or procedures; and 3) technical or other support intended to aid in the appropriate and efficient use or installation of Medtronic products.
Medtronic may not provide general practice management advice of material value to Customers without charging fair market value. For example, except in exchange for fair market value, it is not permissible to provide personnel or services to a Customer in situations that relieve the Customer of hiring such personnel or purchasing such services. It is also not appropriate to provide customized advice that is not product-focused.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Medtronic U.S. Customer Relationship Standards.

Standard #8
Medical Conferences, Congresses and Professional Meetings Sponsored by Organizations Other than Medtronic

Medtronic has an interest in building awareness and understanding of its products and related disease states through support for third-party scientific forums. For these purposes, Medtronic may underwrite the cost of such third-party conferences or meetings and may subsidize the attendance of health care professionals-in-training. Such payments must comply with local Business Conduct Standards.
Qualifying conferences. Medtronic may support the following categories of events (collectively “Conferences”) consistent with Standard 8:
•	Nationally or regionally recognized meetings. Medtronic may support nationally or regionally recognized, bona fide, independent, educational, scientific or policy-making conferences, congresses and professional meetings that have a relationship to Medtronic businesses or products.

•	Grand Rounds. A subsidy may be made to the institution sponsoring “Grand Rounds,” as that term is normally understood, if: 1) the subsidy is made pursuant to a written agreement that specifies the topics to be addressed; 2) the topics are related to the therapies, uses or indications for a Medtronic product; and 3) the subsidy does not exceed the normal and customary expenses associated with the conduct of the Grand Rounds.

•	Scientifically valuable roundtables or discussion groups. A subsidy may be made to support high-caliber, scientifically valuable roundtables, panels or discussion groups directed at advancing the state of medical knowledge about Medtronic therapies or meaningfully addressing disease states or technology of interest to Medtronic.
Permissible subsidies. Subsidies may be provided to the Conference sponsor to reduce overall Conference costs, support modest meals or receptions, or allow attendance by medical students, residents, fellows, or other health care professionals-

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

in-training (see selection requirements under “Scholarships” below). While Medtronic funds may be applied to pay costs and expenses associated with faculty selected and retained by the Conference sponsor, no payments may be made by Medtronic directly to faculty, and the selection of faculty must be at the sole discretion of the sponsor. Payment or subsidy of transportation or other expenses related to spouses or other guests of attendees is not permitted.
Required documentation. Medtronic may only support a Conference where the sponsor has submitted an agenda demonstrating that the Conference or a portion thereof is dedicated to education on Medtronic products or related disease states. There must also be an appropriate fee charged of attendees for any CME or CEU credits granted.
If a meeting is sponsored by a Customer, Medtronic must also confirm and document that the meeting will be held at a modest location, that hospitality will also be modest, and that the net meeting costs will be equal or greater than the sum of all subsidies (from Medtronic or another party). If a focus of the meeting is promotional rather than scientific, it must also comply with the requirements of Standard 6 (Consulting) for co-marketing events. If Medtronic sponsors the meeting, Standard 7 (Training and Education on Medtronic Products) applies.
Scholarships to health care professionals-in-training. Subsidies for attendance at Conferences by medical students, residents, fellows, or other health care professionals-in-training may be provided to bona fide training institutions as well as the Conference sponsor. In both cases, the selection of subsidized attendees shall be at the discretion of the institution or sponsor.
Medtronic-provided meals and receptions. Medtronic may host modest meals and receptions as part of a Conference. Such events should not compete with or take precedence over the educational portion of the Conference. Off-agenda interactions between Medtronic and a select group of attendees should be treated under Standard 5 (Business Courtesies) if they are business meetings or Standard 7 if they involve Training and Education on Medtronic products.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 3.15
ANNUAL AND QUARTERLY QUOTA

Individual Clips	Year-1*	Year-2**	Year-3***
Annual Quota	****	****	****
Minimum Annual Quota	****	****	****

Year One Individual Clips	Year-1*
	Q1#	Q2	Q3	Q4	Total
Quarter Split	****	****	****	****	****
Quota	****	****	****	****	****
Minimum Quota	****	****	****	****	****

Year Two Individual Clips	Year-2**
	Q1	Q2	Q3	Q4	Total
Quarter Split	****	****	****	****	****
Quota	****	****	****	****	****
Minimum Quota	****	****	****	****	****

*Year 1: Mar 1, 2006 to April 30, 2007
**Year 2: May 1, 2007 to April 30, 2008
***Year 3: May 1, 2008 to April 30, 2009
#Q1 of Calendar Year 2006 shall be defined as the period beginning March 1, 2006 and ending July 31, 2006.

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 5.4
MEDTRONIC RETURNED INVENTORY POLICY
Returned Products
1. Authorization must be obtained from Medtronic Customer Service before the return of any product.
2. A Returned Goods Authorization (RGA) number will be given to you and must be clearly identified on the carton of any returned product.
a.	Information required for an RGA number includes the product catalog number and quantity of product to be returned, the reason for the return, the customer P.O. number, the Medtronic invoice number, and the date of invoice.
b.	RGA number will be valid for 30 days from date of issuance. If product is not returned within 30 days, RGA will be canceled.
c.	Product must be returned to Medtronic in proper storage cartons.
3. Freight on all returned products must be prepaid.
4. Credit schedule for returned product:
a.	Product shipped in error by Medtronic will receive full credit, including freight.
b.	Product received by the customer in a damaged condition may be returned for full credit or replacement, upon approval of a Medtronic Representative, within (5) working days from the date of receipt by the customer.
c.	All other product returned within 90 days of invoice date in saleable condition will be subject to a 20% reprocessing fee. Except end-user complaints, which are a result of product not meeting specifications.
d.	Products not eligible for return will not receive credit, this includes:
•	Product returned without an RGA number

•	Product returned more than 90 days after invoice date

•	Product that has deteriorated due to improper storage, handling, abuse or other causes beyond the control of Medtronic

•	Product opened or used by the customer

•	Product that has been sterilized by the customer

•	Special order or custom product
•	Product past expiration date

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 6.1
U-CLIP ™ PRODUCTS AND PRICING
U-CLIP™ Anastomotic Device
All U-CLIP™ 2-pack configurations are shipped as 24 packs per carton, all 8-pack configurations are shipped as 18 packs per carton.

Product Order			U-CLIP™		Carton		Distributor
Number	Product Description		Count		List Price		Discount		Transfer Price

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****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

****	*	***	*	***	*	***	*	***	*	***

UCLIP™ Anastomotic Miscellaneous Products

****	*	***	*	***	*	***	*	***	*	***

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

SCHEDULE 7.3
USER WARRANTY

****Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

1.	Needle
2.	Flexible Member
3.	Transition (Light Blue)
4.	Slide Release Sleeve (Metallic)
5.	Clip
6.	Stopper
7.	Silver Ball
Explanation of symbols on package labeling

Sterilized Using Irradiation

Do Not Reuse

Use By

Lot Number

Attention, See Instructions for use

Manufacturer

Quantity

For US Audiences Only

Nonpyrogenic

Important: These instructions provide guidance to the experienced surgeon using the U-CLIP™ Device, sizes B140, B160, and B180. This is not a reference to surgical clipping and suturing technique. Please read the following information carefully. Failure to properly follow the instructions may result in serious patient injury.
Indications: The U-CLIP™ Device is intended for endoscopic and nonendoscopic soft tissue and prosthetic material approximation and/or attachment and the creation of anastomoses in blood vessels, grafts, and other tubular structures.
Device Description: See Figure 1. Each clip is individually applied to the anastomotic, attachment, or approximation site.
Instructions for Use for the U-CLIP™ Device
(Use of magnification is recommended.)
1.	Grasp needle and lift clip from package.
2.	If using laparoscopically, gently grasp the middle of the flexible member and push through the port (10 mm or larger). Check for visual damage or pre-release of the clip prior to use. If the clip appears damaged, remove, discard, and use another clip.
3.	Pierce the tissue in the desired location with the needle (Figure 2). The clip can be used in a single or double bite fashion.
4.	Pull the needle until the tissue to be approximated rests completely inside the clip. The tissue should fill approximately 3/4 of the space between clip arms (Figure 3).
5.	Orient the clip so that the entire release sleeve (metallic tube), both ends of the clip, and the silver ball are visible. Position the clip so that tissue is fully contained between the clip arms and both clip arms are visible (Figure 4).
6.	To deploy the clip, gently hold the release sleeve (metallic tube) at the junction of the sleeve and transition zone (light blue) with graspers. With a second grasper, gently hold the visible end of the clip. Pull on the release sleeve while putting counter tension on the clip (Figure 5). The clip will release from the needle assembly and automatically close, holding the tissue and/or prosthetic material in place (Figure 6).
7.	When extracting the needle assembly during a laparoscopic procedure, grasp the flexible member away from the needle and pull back through the port (10 mm or larger).
8.	Discard needle assembly appropriately.
9.	Repeat steps 1 through 8 to complete tissue approximation (Figure 7). After completion of the tissue approximation, check for undesirable tissue approximation or leaks and place additional clips as necessary.
Note: If necessary to remove a clip, utilize standard surgical instruments by grasping the larger, distal end of the clip and then pulling away from the tissue.
CONTRAINDICATIONS
•	Do not use for tubal ligation.
WARNING
•	Failure to follow instructions may contribute to intraoperative and postoperative failure of the anastomosis, attachment, or approximation, resulting in serious patient injury.
PRECAUTIONS
•	Caution: Federal Law (USA) restricts this device to sale by or on the order of a physician.
•	The U-CLIP™ Device is designed and intended for single use only: DO NOT RESTERILIZE OR REUSE.
•	Do not use if package is damaged or opened, if product is accidentally contaminated before use, or if beyond expiration date.
•	Do not hold the metallic release sleeve while manipulating the clip.
•	When using needle drivers, do not apply excessive force directly on the clip.
•	If the clip appears damaged, do not use. Discard or return to Medtronic.
•	If using robotic needle drivers, do not “bottom out” needle drivers on flexible member.
•	If the clip is inadvertently straightened during handling, discard and use a new clip.
•	Use extra caution when working with gauze to avoid entangling the clips.
•	Care should be exercised when removing clips, as tissue damage may occur.
ADVERSE EFFECTS
•    None known.

**** Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

THE FOLLOWING DISCLAIMER OF WARRANTY APPLIES TO UNITED STATES CUSTOMERS ONLY:
DISCLAIMER OF WARRANTY
ALTHOUGH THE U-CLIP™ DEVICE, HEREAFTER REFERRED TO AS “PRODUCT” HAS BEEN MANUFACTURED UNDER CAREFULLY CONTROLLED CONDITIONS, MEDTRONIC HAS NO CONTROL OVER THE CONDITIONS UNDER WHICH THIS PRODUCT IS USED. MEDTRONIC, THEREFORE DISCLAIMS ALL WARRANTIES, BOTH EXPRESS AND IMPLIED, WITH RESPECT TO THE PRODUCT, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. MEDTRONIC SHALL NOT BE LIABLE TO ANY PERSON OR ENTITY FOR ANY MEDICAL EXPENSES OR ANY DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES CAUSED BY ANY USE, DEFECT, FAILURE OR MALFUNCTION OF THE PRODUCT, WHETHER A CLAIM FOR SUCH DAMAGES IS BASED UPON WARRANTY, CONTRACT, TORT OR OTHERWISE. NO PERSON HAS ANY AUTHORITY TO BIND MEDTRONIC TO ANY REPRESENTATION OR WARRANTY WITH RESPECT TO THE PRODUCT.
The exclusions and limitations set out above are not intended to, and should not be construed so as to, contravene mandatory provisions of applicable law. If any part or term of this Disclaimer of Warranty is held to be illegal, unenforceable or in conflict with applicable law, by a court of competent jurisdiction, the validity of the remaining portions of this Disclaimer of Warranty shall not be affected, and all rights and obligations shall be construed and enforced as if this Disclaimer of Warranty did not contain the particular part or term held to be invalid.
THE FOLLOWING DISCLAIMER OF WARRANTY APPLIES TO CUSTOMERS OUTSIDE THE UNITED STATES:
DISCLAIMER OF WARRANTY
ALTHOUGH THE U-CLIP™ DEVICE, HEREAFTER REFERRED TO AS “PRODUCT” HAS BEEN CAREFULLY DESIGNED, MANUFACTURED AND TESTED PRIOR TO SALE, THE PRODUCT MAY FAIL TO PERFORM ITS INTENDED FUNCTION SATISFACTORILY FOR A VARIETY OF REASONS. THE WARNINGS CONTAINED IN THE PRODUCT LABELING PROVIDE MORE DETAILED INFORMATION AND ARE CONSIDERED AN INTEGRAL PART OF THIS DISCLAIMER OF WARRANTY. MEDTRONIC, THEREFORE, DISCLAIMS ALL WARRANTIES, BOTH EXPRESS AND IMPLIED, WITH RESPECT TO THE PRODUCT. MEDTRONIC SHALL NOT BE LIABLE FOR ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES CAUSED BY ANY USE, DEFECT OR FAILURE OF THE PRODUCT, WHETHER THE CLAIM IS BASED ON WARRANTY, CONTRACT, TORT OR OTHERWISE.
The exclusions and limitations set out above are not intended to, and should not be construed so as to, contravene mandatory provisions of applicable law. If any part or term of this Disclaimer of Warranty is held by any court of competent jurisdiction to be illegal, unenforceable or in conflict with applicable law, the validity of the remaining portion of the Disclaimer of Warranty shall not be affected, and all rights and obligations shall be construed and enforced as if this Disclaimer of Warranty did not contain the particular part or term held to be invalid.

Europe	Americas

Europe/Africa/Middle East	Latin America
Headquarters	Medtronic Latin America
Medtronic Europe Sàrl	3750 NW 87th Avenue, Suite 700
Route du Molliau 31	Miami, FL 33178
Case Postale	USA
CH-1131 Tolochenaz	Tel. 305-500-9328
Switzerland	Fax 786-709-4244
Internet: www.medtronic.co.uk
Tel. 41-21-802-7000
Fax 41-21-802-7900	Canada
Medtronic of Canada Ltd.
6733 Kitimat Road
Medtronic E.C. Authorized	Mississauga, Ontario L5N 1W3
Representative	Canada
Medtronic B.V.	Tel. 905-826-6020
Earl Bakkenstraat 10	Fax 905-826-6620
6422 PJ Heerlen	Toll-free in Canada:
The Netherlands	1-800-268-5346
Tel. 31-45-566-8000
Fax 31-45-566-8668
United States

Asia-Pacific
Manufacturer:
Medtronic, Inc.
Japan	710 Medtronic Parkway
Medtronic Japan	Minneapolis, MN 55432-5604
Solid Square West Tower 6F	USA
580 Horikawa-cho, Saiwai-ku	Internet: www.medtronic.com
Kawasaki, Kanagawa 210-0913	Tel. 1-763-514-4000
Japan	Fax 1-763-514-4879
Tel. 81-44-540-6112	Toll-free in the USA:
Fax 81-44-540-6200	1-800-328-2518
(24-hour consultation)

Australia
Medtronic Australasia Pty. Ltd.
Unit 4/446 Victoria Road
Gladesville NSW 2111
Australia	©Medtronic, Inc. 2005
Tel. 61-2-9879-5999	All Rights Reserved
Fax 61-2-9879-5100
00LS1970.00

Asia
Medtronic International Ltd.
Suite 1602 16/F, Manulife Plaza
The Lee Gardens, 33 Hysan Avenue
Causeway Bay
Hong Kong
Tel. 852-2891-4068
Fax 852-2591-0313

**** Certain confidential information contained in this document, marked with 4 asterisks, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.